                                                                    EXHIBIT 10.2



================================================================================




                                CREDIT AGREEMENT






                         PREFERRED HOME MORTGAGE COMPANY

                                   as Borrower




                                  GUARANTY BANK

                                    as Lender








                                  July 5, 2001





================================================================================

                                TABLE OF CONTENTS


                                                                                                                Page
                                                                                                                ----

ARTICLE I         GENERAL TERMS...................................................................................1
                  Section 1.1       Certain Definitions...........................................................1
                  Section 1.2       Exhibits and Schedules.......................................................17
                  Section 1.3       Calculations and Determinations..............................................17

ARTICLE II        AMOUNT AND TERMS OF LOANS......................................................................17
                  Section 2.1       Commitment and Loans.........................................................17
                  Section 2.2       Promissory Note; Interest on the Note........................................17
                  Section 2.3       Notice and Manner of Obtaining Loans.........................................18
                  Section 2.4       Fees.........................................................................18
                  Section 2.5       Mandatory Repayments.........................................................18
                  Section 2.6       Continuations and Conversions of Existing Loans..............................18
                  Section 2.7       Payments to Lender...........................................................19
                  Section 2.8       Increased Cost and Reduced Return............................................20
                  Section 2.9       Limitation on Types of Loans.................................................22
                  Section 2.10      Illegality...................................................................22
                  Section 2.11      Treatment of Affected Loans..................................................22
                  Section 2.12      Compensation.................................................................23
                  Section 2.13      Taxes........................................................................23

ARTICLE III       CONDITIONS PRECEDENT...........................................................................24
                  Section 3.1       Initial Loan.................................................................24
                  Section 3.2       All Loans....................................................................25

ARTICLE IV        BORROWER REPRESENTATIONS AND WARRANTIES........................................................26
                  Section 4.1       Organization and Good Standing...............................................26
                  Section 4.2       Authorization and Power......................................................26
                  Section 4.3       No Conflicts or Consents.....................................................27
                  Section 4.4       Enforceable Obligations......................................................27
                  Section 4.5       Priority of Liens............................................................27
                  Section 4.6       No Liens.....................................................................27
                  Section 4.7       Financial Condition of Borrower..............................................27
                  Section 4.8       Full Disclosure..............................................................27
                  Section 4.9       No Default...................................................................28
                  Section 4.10      No Litigation................................................................28
                  Section 4.11      Taxes........................................................................28
                  Section 4.12      Principal Office, etc........................................................28
                  Section 4.13      Compliance with ERISA........................................................28
                  Section 4.14      Subsidiaries.................................................................28
                  Section 4.15      Indebtedness.................................................................28
                  Section 4.16      Permits, Patents, Trademarks, etc............................................28

                  Section 4.17      Status Under Certain Federal Statutes........................................29
                  Section 4.18      Securities Act...............................................................29
                  Section 4.19      No Approvals Required........................................................29
                  Section 4.20      Survival of Representations..................................................29
                  Section 4.21      Individual Mortgage Loans....................................................29
                  Section 4.22      Environmental Matters........................................................31

ARTICLE V         AFFIRMATIVE COVENANTS..........................................................................31
                  Section 5.1       Financial Statements and Reports.............................................31
                  Section 5.2       Taxes and Other Liens........................................................33
                  Section 5.3       Maintenance..................................................................33
                  Section 5.4       Further Assurances...........................................................33
                  Section 5.5       Reimbursement of Expenses....................................................33
                  Section 5.6       Insurance....................................................................34
                  Section 5.7       Accounts and Records; Servicing Records......................................34
                  Section 5.8       Right of Inspection..........................................................34
                  Section 5.9       Notice of Certain Events.....................................................35
                  Section 5.10      Performance of Certain Obligations and Information Regarding Investors.......35
                  Section 5.11      Use of Proceeds; Margin Stock................................................35
                  Section 5.12      Notice of Default............................................................35
                  Section 5.13      Compliance with Loan Documents...............................................36
                  Section 5.14      Operations and Properties....................................................36
                  Section 5.15      Environmental Matters........................................................36

ARTICLE VI        NEGATIVE COVENANTS.............................................................................36
                  Section 6.1       No Merger; Limitation on Issuance of Securities..............................36
                  Section 6.2       Limitation on Indebtedness...................................................37
                  Section 6.3       Fiscal Year, Method of Accounting............................................37
                  Section 6.4       Business.....................................................................37
                  Section 6.5       Liquidations, Consolidations and Dispositions of Substantial Assets..........37
                  Section 6.6       Loans, Advances, and Investments.............................................37
                  Section 6.7       Use of Proceeds..............................................................38
                  Section 6.8       Actions with Respect to Mortgage Collateral..................................38
                  Section 6.9       Transactions with Affiliates.................................................38
                  Section 6.10      Liens........................................................................39
                  Section 6.11      ERISA........................................................................39
                  Section 6.12      Change of Principal Office...................................................39
                  Section 6.13      Tangible Net Worth...........................................................39
                  Section 6.14      Total Debt to Tangible Net Worth Ratio.......................................39
                  Section 6.15      Profitability................................................................39

ARTICLE VII       EVENTS OF DEFAULT..............................................................................40
                  Section 7.1       Nature of Event..............................................................40

                  Section 7.2       Default Remedies.............................................................42

ARTICLE VIII      INDEMNIFICATION................................................................................42
                  Section 8.1       Indemnification..............................................................42
                  Section 8.2       Limitation of Liability......................................................43

ARTICLE IX        [RESERVED].....................................................................................43

ARTICLE X         MISCELLANEOUS..................................................................................43
                  Section 10.1      Notices......................................................................43
                  Section 10.2      Amendments, Etc..............................................................44
                  Section 10.3      CHOICE OF LAW; VENUE.........................................................44
                  Section 10.4      Invalidity...................................................................44
                  Section 10.5      Survival of Agreements.......................................................45
                  Section 10.6      Renewal, Extension or Rearrangement..........................................45
                  Section 10.7      Waivers......................................................................45
                  Section 10.8      Cumulative Rights............................................................45
                  Section 10.9      Limitation on Interest.......................................................45
                  Section 10.10     Bank Accounts; Offset........................................................46
                  Section 10.11     Assignments, Participations..................................................46
                  Section 10.12     Exhibits.....................................................................47
                  Section 10.13     Titles of Articles, Sections and Subsections.................................47
                  Section 10.14     Counterparts.................................................................47
                  Section 10.15     ENTIRE AGREEMENT.............................................................47
                  Section 10.16     Termination; Limited Survival................................................47
                  Section 10.18     WAIVER OF JURY TRIAL.........................................................48
                  Section 10.19     CONSEQUENTIAL DAMAGES........................................................48


EXHIBITS

         Exhibit A      --  Form of Note
         Exhibit B      --  Form of Borrowing Request
         Exhibit C      --  Investors
         Exhibit D      --  Subsidiaries
         Exhibit E      --  Certificate Accompanying Financial Statement
         Exhibit F      --  Form of Security Agreement
         Exhibit G      --  Form of Opinion of Borrower's Counsel
         Exhibit H      --  Borrowing Base Certificate
         Exhibit I      --  Continuation/Conversion Notice

                                CREDIT AGREEMENT


         THIS CREDIT AGREEMENT is made and entered into as of July 5, 2001, between PREFERRED HOME MORTGAGE COMPANY, a Florida corporation ("BORROWER"), and GUARANTY BANK ("LENDER").

         The parties hereto hereby agree as follows:


                                    ARTICLE I

                                  GENERAL TERMS

         Section 1.1 Certain Definitions. As USED in this Agreement, the following terms have the following meanings:

         "ADJUSTED EURODOLLAR RATE" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum equal to the sum of (a) the Applicable Eurodollar Margin plus (b) the Eurodollar Rate, provided that the Adjusted Eurodollar Rate shall never exceed the Maximum Rate. The Adjusted Eurodollar Rate for any Eurodollar Loan shall change whenever the Reserve Requirement changes.

         "AFFILIATE" means, as to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with, such Person.

         "AGREEMENT" means this Credit Agreement, as the same may from time to time be amended, supplemented or restated.

         "AGREEMENT TO PLEDGE" means each agreement by Borrower set forth in a Borrowing Request for Wet Mortgage Loans, to deliver Required Mortgage Documents to Agent.

         "APPLICABLE BASE RATE MARGIN" means, on each day one and three-eighths percent (1.375%) per annum.

         "APPLICABLE EURODOLLAR MARGIN" means, on each day one and one-fourth percent (1.25%) per annum.

         "APPLICABLE LENDING OFFICE" means the address of Lender set forth herein.

         "ALT A LOAN" means a Mortgage Loan which does not conform to FNMA, FHLMC, FHA or VA guidelines in regards to credit quality, but does conform to underwriting guidelines of Borrower for Alt A Loans, which guidelines have been approved by Lender.

         "ALT A/SUBPRIME SUBLIMIT" means fifteen percent (15%) of the Commitment.

         "BASE RATE" means, for any day, the rate per annum equal to the sum of the Federal Funds Rate for such day plus the Applicable Base Rate Margin, provided that the Base Rate shall never exceed the Maximum Rate.

         "BASE RATE LOAN" means a Loan which does not bear interest at the Adjusted Eurodollar Rate.

         "BORROWER" shall have the meaning assigned to such term in the preamble hereof.

         "BORROWING" means a borrowing of new Loans of a single Type pursuant to
Section 2.3 or a Continuation or Conversion of existing Loans into a single Type (and, in the case of Eurodollar Loans, with the same Interest Period) pursuant to Section 2.6.

         "BORROWING BASE" means at any date all Eligible Mortgage Loans which have been delivered to and held by Lender or otherwise identified as Mortgage Collateral.

         "BORROWING BASE CERTIFICATE" means a certificate describing the Eligible Mortgage Loans to be included in the Borrowing Base in a form acceptable to Lender.

         "BORROWING REQUEST" means a request, in the form of Exhibit B, for a Loan pursuant to Article II.

         "BUSINESS DAY" means a day, other than a Saturday or Sunday, on which commercial banks are open for business with the public in Dallas, Texas. Any Business Day in any way relating to the Eurodollar Rate must also be a day on which, in the judgment of Lender, significant transactions in dollars are carried out in the interbank Eurocurrency market.

         "CASH EQUIVALENTS" means (i) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof which mature within ninety (90) days from the date of acquisition, and (ii) time deposits and certificates of deposit, which mature within ninety (90) days from the date of acquisition, of Lender or any other domestic commercial bank having capital and surplus in excess of $200,000,000, which has, or the holding company of which has, a commercial paper rating of at least A-1 or the equivalent thereof by Standard & Poors Corporation or P-1 or the equivalent thereof by Moody's Investors Service, Inc.

         "CHANGE OF CONTROL" means (a) Parent ceases to own one hundred percent (100%) of the voting power of the voting stock of Borrower, or (b) Paul Leikert ceases to serve as President of Borrower and is not replaced by a Person reasonably acceptable to Lender within 180 days after such cessation.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COLLATERAL" has the meaning given to it in the Security Agreement.

         "COLLATERAL VALUE OF THE BORROWING BASE" means on any day the sum of the Unit Collateral Values of all Eligible Mortgage Loans included in the Borrowing Base on such day as reasonably determined by Lender based on information then available to Lender; provided that the Collateral Value of the Borrowing Base shall never exceed the Commitment.

         "COMMITMENT" means at any date, the obligation of the Lender to make Loans to Borrower pursuant to Section 2.1 hereof in an aggregate outstanding amount not to exceed at any time $20,000,000.

         "CONSOLIDATED" refers to the consolidation of any Person, in accordance with GAAP, with its properly consolidated subsidiaries. References herein to a Person's Consolidated financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, financial position, financial condition, liabilities, etc. of such Person and its properly consolidated subsidiaries.

         "CONTINUATION" shall refer to the continuation pursuant to Section 2.6 hereof of a Eurodollar Loan as a Eurodollar Loan from one Interest Period to the next Interest Period.

         "CONTINUATION/CONVERSION NOTICE" means a written or telephonic request, or a written confirmation, made by Borrower which meets the requirements of
Section 2.6.

         "CONVERSION" shall refer to a conversion pursuant to Section 2.6 or
Article II of one Type of Loan into another Type of Loan.

         "DEBTOR LAWS" means all applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization or similar Laws from time to time in effect affecting the rights of creditors generally and general principles of equity.

         "DEFAULT" means any of the events specified in Section 7.1 hereof, whether or not any requirement for notice or lapse or time or any other condition has been satisfied.

         "DEFAULT RATE" means, at the time in question, with respect to any Eurodollar Loan, four percent (4%) per annum plus the Adjusted Eurodollar Rate then in effect, and (ii) with respect to any Base Rate Loan and any other Obligation, four percent (4%) per annum plus the Base Rate then in effect; provided that in no event shall the Default Rate ever exceed the Maximum Rate.

         "DIVIDENDS," in respect of any corporation, means: (a) cash distributions or any other distributions on, or in respect of, any class of equity security of such corporation, except for distributions made solely in shares of securities of the same class; and (b) any and all funds, cash or other payments made in respect of the redemption, repurchase or acquisition of such securities.

         "DRAWDOWN TERMINATION DATE" means the earlier of the date which is 364 days after the date hereof, or the day on which the Note first becomes due and payable in full.

         "ELIGIBLE MORTGAGE LOAN" means a Mortgage Loan with respect to which each of the following statements is accurate and complete (and the Borrower by including such Mortgage Loan in any computation of the Collateral Value of the Borrowing Base shall be deemed to so represent to Lender at and as of the date of such computation):

                  (a) Such Mortgage Loan is a binding and valid obligation of the Obligor thereon, in full force and effect and enforceable in accordance with its terms, except as enforceability may be limited by Debtor Laws;

                  (b) The Mortgage Note evidencing such Mortgage Loan is genuine in all respects as appearing on its face and as represented in the books and records of Borrower, and all information set forth therein is true and correct;

                  (c) Such Mortgage Loan is free of any default (other than as permitted by subparagraph below) of any party thereto (including Borrower), counterclaims, offsets and defenses, including the defense of usury, and from any rescission, cancellation or avoidance, and all right thereof, whether by operation of law or otherwise;

                  (d) No payment under such Mortgage Loan is more than thirty
         (30) days past due the payment due date set forth in the underlying Mortgage Note and Mortgage;

                  (e) The Mortgage Note evidencing such Mortgage Loan contains the entire agreement of the parties thereto with respect to the subject matter thereof, has not been modified or amended in any respect not expressed in writing therein and is free of concessions or understandings with the Obligor thereon of any kind not expressed in writing therein;

                  (f) Such Mortgage Loan is in all respects in accordance with all Requirements of Law applicable thereto, including, without limitation, the federal Consumer Credit Protection Act and the regulations promulgated thereunder and all applicable usury Laws and restrictions, and all notices, disclosures and other statements or information required by Law or regulation to be given, and any other act required by Law or regulation to be performed, in connection with such Mortgage Loan have been given and performed as required;

                  (g) All advance payments and other deposits on such Mortgage Loan have been paid in cash, and no part of said sums has been loaned, directly or indirectly, by Borrower to the Obligor, and, other than as disclosed to Lender in writing, there have been no prepayments;

                  (h) At all times such Mortgage Loan will be free and clear of all Liens, except in favor of Lender;

                  (i) The Property covered by such Mortgage Loan is insured against loss or damage by fire and all other hazards normally included within standard extended coverage in accordance with the provisions of such Mortgage Loan with Borrower named as a loss payee thereon;

                  (j) Such Mortgage Loan is secured by a first Mortgage, or in the case of any Second Lien Loan, a second Mortgage, on Property consisting of a completed one-to-eight unit single family residence which is not used for commercial purposes and which is not a construction loan; provided that if such Mortgage Loan is a Second Lien Loan, the Unit Collateral Value of such Mortgage Loan when added to the Unit Collateral Value of other Second Lien Loans does not exceed the Second Lien Loan Sublimit;

                  (k) The date of origination of such Mortgage Loan is not more than thirty (30) days prior to the date such Mortgage Loan was first included in the Borrowing Base;

                  (l) Such Mortgage Loan has not been included in the Borrowing Base for more than ninety (90) days;

                  (m) If such Mortgage Loan is included in the Borrowing Base and has been withdrawn from the possession of the Lender on terms and subject to conditions set forth in the Security Agreement:

                           (i) If such Mortgage Loan was withdrawn by Borrower
                  for purposes of correcting clerical or other non-substantive documentation problems, the promissory note and other documents relating to such Mortgage Loan are returned to the Lender within ten (10) Business Days from the date of withdrawal; and the Unit Collateral Value of such Mortgage Loan when added to the Unit Collateral Value of other Mortgage Loans which have been similarly released to Borrower and have not been returned does not exceed ten percent (10%) of the Commitment;

                           (ii) If such Mortgage Loan was shipped by the Lender
                  directly to a permanent investor for purchase or to a custodian for the formation of a pool, (x) such investor or custodian is in full compliance with the terms of the bailee letter under which such Mortgage Loan was shipped, and (y) the full purchase price for such Mortgage Loan has been received by the Lender (or such Mortgage Loan has been returned to the Lender) within thirty (30) calendar days from the date of shipment by the Lender;

                  (n) Such Mortgage Loan is subject to a Take-Out Commitment which is in full force and effect;

                  (o) Such Mortgage Loan conforms to FNMA, FHLMC, FHA or VA guidelines in regards to credit quality, or

                           (i) If such Mortgage Loan is a Jumbo Loan, the Unit
                  Collateral Value of such Mortgage Loan when added to the Unit Collateral Value of all other Jumbo Loans does not exceed the Jumbo Sublimit; and

                           (ii) If such Eligible Mortgage Loans is an Alt A Loan
                  or a Subprime Loan, the Unit Collateral Value of such Mortgage Loan when added to the Unit Collateral Value of all other Alt A Loans and Subprime Loans does not exceed the Alt A/Subprime Sublimit; and

                  (p) The Required Mortgage Documents have been delivered to Lender prior to the inclusion of such Mortgage Loan in any computation of the Borrowing Base or, if such items have not been delivered to Lender on or prior to the date such Mortgage Loan is first included in any computation of the Borrowing Base, (a) Borrower has pledged and agreed to deliver all Required Mortgage Documents pursuant to a Borrowing Request delivered to Lender prior to such inclusion, and (b) the Collateral Value of such Mortgage Loan when added to the Collateral Value of all other Mortgage Loans for which Lender has not received the Required Mortgage Documents does not exceed the Wet Warehousing Sublimit, provided that, all Required Documents with respect to such Mortgage Loan shall be delivered to Agent within seven (7) Business Days after the date of the Agreement to Pledge with respect thereto;

         "ENVIRONMENTAL LAWS" means any and all Laws relating to (a) the protection of the environment, (b) emissions, discharges or releases of pollutants, contaminants, chemicals or hazardous or toxic substances or wastes into the environment including ambient air, surface water, ground water or land, or (c) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes or the clean-up or other remediation thereof.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with the regulations from time to time promulgated with respect thereto.

         "ERISA AFFILIATE" means all members of the group of corporations and trades or businesses (whether or not incorporated) which, together with Borrower, are treated as a single employer under Section 414 of the Code.

         "ERISA PLAN" means any pension benefit plan subject to Title IV of ERISA or Section 412 of the Code maintained or contributed to by Borrower or any ERISA Affiliate with respect to which Borrower has a fixed or contingent liability.

         "EURODOLLAR LOAN" means a Loan that bears interest at the Adjusted Eurodollar Rate.

         "EURODOLLAR RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on the Bloomberg Eurorate (or, if not available, any other nationally recognized trading screen reporting on-line trading with Eurorates) at 10:00 a.m. (Dallas, Texas time) as the Eurorates for deposits in dollars on that day for the period equal to or next greater than the Interest Period. In the event such rate ceases to be published, Eurodollar Rate shall mean a comparable rate of interest reasonably selected by Lender.

         "EVENT OF DEFAULT" means any of the events specified in Section 7.1 hereof, provided that any requirement in connection with such event for the giving of notice or the lapse of time, or the happening of any further condition, event or act has been satisfied.

         "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate quoted to Lender on such day on such transactions as determined by Lender.

         "FHA" means the Federal Housing Administration or any successor thereto.

         "FHLMC" means the Federal Home Loan Mortgage Corporation, or any successor thereto.

         "FINANCING LEASE" means (i) any lease of Property if the then present value of the minimum rental commitment thereunder should, in accordance with GAAP, be capitalized on a balance sheet of the lessee, and (ii) any other lease obligations which are capitalized on a balance sheet of the lessee.

         "FISCAL QUARTER" means each period of three calendar months ending March 31, June 30, September 30 and December 31 of each year.

         "FISCAL YEAR" means each period of twelve calendar months ending December 31 of each year.

         "FNMA" means the Federal National Mortgage Association, or any successor thereto.

         "FUNDING ACCOUNT" means the non-interest bearing demand checking account established by Borrower with Lender to be used for (a) the initial deposit of proceeds of Loans; and (b) the funding or purchase of a Mortgage Note by Borrower; provided that the Funding Account shall be pledged to Lender and that Borrower shall not be entitled to withdraw funds from the Funding Account.

         "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the Financial Accounting Standards Board (or any generally recognized successor) and which, in the case of Borrower and its consolidated subsidiaries, are applied for all periods after the date hereof in a manner consistent with the manner in which such principles and practices were applied to the financing statements described in Section 4.7. If any change in any accounting principle or practice is required by the Financial Accounting Standards Board (or any such successor) in order for such principle or practice to continue as a generally accepted accounting principle or practice, all reports and financial statements required hereunder with respect to Borrower or Parent may be prepared in accordance with such change, but all calculations and determinations to be made hereunder may be made in accordance with such change only after notice of such change is given to Lender and Lender agrees to such change insofar as it affects the accounting of Borrower.

         "GOVERNMENTAL AUTHORITY" means any nation or government, any agency, department, state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "GOVERNMENTAL REQUIREMENT" means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other direction or requirement (including, without limitation, any of the foregoing which relate to environmental standards or controls, energy regulations and occupational, safety and health standards or controls) of any arbitrator, court or other Governmental Authority, which exercises jurisdiction over any Related Person or any of its Property.

         "GUARANTOR" means Parent and any other person who incurs a Guaranty Obligation with respect to the Obligations.

         "GUARANTY OBLIGATION" of any Person means any contract, agreement or understanding of such Person pursuant to which such Person guarantees, or in effect guarantees, any Indebtedness, lease, dividends or other obligations (the "PRIMARY OBLIGATIONS") of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, contingently or absolutely, in whole or in part, including without limitation agreements:

                  (a) to purchase such Primary Obligation or any property constituting direct or indirect security therefor;

                  (b) to advance or supply funds (A) for the purchase or payment of any such Primary Obligation, or (B) to maintain working capital or other balance sheet conditions of the Primary Obligor or otherwise to maintain the net worth or solvency of the Primary Obligor;

                  (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such Primary Obligation of the ability of the Primary Obligor to make payment of such Primary Obligation; or

                  (d) otherwise to assure or hold harmless the owner of any such Primary Obligation against loss in respect thereof;

provided, that "GUARANTY OBLIGATION" shall not include endorsements that are made in the ordinary course of business of negotiable instruments or documents for deposit or collection. The amount of any Guaranty Obligation shall be deemed to be the maximum amount for which the guarantor may be liable pursuant to the agreement that governs such Guaranty Obligation, unless such maximum amount is not stated or determinable, in which case the amount of such obligation shall be the maximum reasonably anticipated liability thereon, as determined by such guarantor in good faith.

         "INDEBTEDNESS" of any Person at a particular date means the sum (without duplication) at such date of (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services or which is evidenced by a note, bond, debenture, or similar instrument, (b) all obligations of such Person under any Financing Lease, (c) all obligations of such Person in respect of letters of credit, acceptances, or similar obligations issued or created for the account of such Person, (d) all Guaranty Obligations of such Person, (e) all liabilities secured by any Lien on any property owned by such Person, whether or not such Person has assumed or otherwise become liable for the payment thereof, and (f) any liability of such Person in respect of unfunded vested benefits under an ERISA Plan and (g) all liabilities of such Person in respect of indemnities or repurchase obligations made in connection with the sale of Mortgage Loans.

         "INTERCREDITOR AGREEMENT" means that certain Release and Intercreditor Agreement between Borrower, Lender and First Union National Bank.

         "INTEREST PERIOD" means, with respect to each particular Eurodollar Loan, a period of 1, 2, or 3 months, as specified in the Borrowing Request applicable thereto, beginning on and including the date specified in such Borrowing Request (which must be a Business Day), and ending on but not including the same day of the month as the day on which it began (e.g., a period beginning on the third day of one month shall end on but not include the third day of another month), provided that each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (unless such next succeeding Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the immediately preceding Business Day). No Interest Period may be elected which would extend past the date on which the associated Note is due and payable in full.

         "INVESTOR" means any Person listed on Exhibit C, as such exhibit may be updated or supplemented from time to time; provided, however, that Lender shall deliver a list of all Persons approved as Investors by Lender upon each amendment of such exhibit by Lender, and a Investor shall be removed from such list upon the written direction of Lender exercised in its reasonable discretion.

         JUMBO LOAN" means a Mortgage Loan which has been underwritten in accordance with the guidelines of an Investor and which would be an Eligible Mortgage Loan except that the original unpaid principal amount of the underlying Mortgage Note is greater than $275,000 but does not exceed $650,000.

         "JUMBO SUBLIMIT" means twenty percent (20%) of the Commitment.

         "LAW" means any statute, law, regulation, ordinance, rule, treaty, judgment, order, decree, permit, concession, franchise, license, agreement or other governmental restriction of the United States or any state or political subdivision thereof. Any reference to a Law includes any amendment or modification to such Law, and all regulations, rulings, and other Laws promulgated under such Law.

         "LENDER" means Guaranty Bank and its successors and assigns.

         "LIEN" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (whether statutory or otherwise), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any Financing Lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing).

         "LOAN" has the meaning given it in Section 2.1(a).

         "LOAN BALANCE" means for any day, the principal balance of the Loans outstanding on such day.

         "LOAN DOCUMENT" means any, and "LOAN DOCUMENTS" shall mean all, of this Agreement, the Note, the Security Instruments, the MERS Agreement, the Intercreditor Agreement and any and all other agreements or instruments now or hereafter executed and delivered by Borrower or any other Person in connection with, or as security for the payment or performance of any or all of the Obligations, as any of such may be renewed, amended or supplemented from time to time.

         "MARKET VALUE" on any day shall be determined by Lender, in its reasonable discretion, based upon (a) information then available to Lender regarding quotes to dealers for the purchase of mortgage notes similar to the Mortgage Note that have been delivered to Lender pursuant to this Agreement or
(b) sales prices actually received by Borrower for mortgage notes sold by Borrower during the immediately preceding thirty (30) day period similar to the Mortgage Note that have been delivered to Lender pursuant to this Agreement.

         "MATERIAL ADVERSE EFFECT" means any material adverse effect on (a) the validity or enforceability of this Agreement, the Note or any other Loan Document, (b) the business, operations, total Property or financial condition of any Related Person, (c) the collateral under any Security Instrument, or (d) the ability of any Related Person to fulfill its obligations under this Agreement, the Note, or any other Loan Document to which it is a party.

         "MAXIMUM RATE" means, with respect to each Lender, the maximum nonusurious rate of interest that such Lender is permitted under applicable Law to contract for, take, charge, or receive with respect to its Loans.

         "MERS" means Mortgage Electronic Registration, Inc., a Delaware corporation, or any successor thereto.

         "MERS AGREEMENT" means those agreements by and among Borrower, Lender, MERS and MERSCORP, Inc., as amended, modified, supplemented, extended, restated or replaced from time to time.

         "MERS(R) SYSTEM" means the system of recording transfers of mortgages electronically maintained by MERS.

         "MIN" means, with respect to each Mortgage Loan, the Mortgage Identification Number for such Mortgage Loan registered with MERS on the MERS(R) System.

         "MOM LOAN" means, with respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator or Borrower, as the case may be, of such Mortgage Loan and its successors and assignees.

         "MORTGAGE" means a mortgage or deed of trust, on standard forms in form and substance satisfactory to Lender, securing a Mortgage Note and granting a perfected, first or second priority lien on residential real property consisting of land and a single-family dwelling thereon which is completed and ready for occupancy.

         "MORTGAGE ASSIGNMENT" means an instrument duly executed and in recordable form assigning a Mortgage, in blank and like all intervening instruments that have been executed with respect to such Mortgage and which is in form acceptable to Lender and satisfies all Requirements of Law.

         "MORTGAGE COLLATERAL" means all Mortgage Notes (a) which are made payable to the order of Borrower or have been endorsed (without restriction or limitation) payable to the order of Borrower, (b) in which Lender has been granted and continues to hold a perfected first priority security interest, (c) which are in form and substance acceptable to Lender in its reasonable discretion, (d) which are secured by Mortgages, and (e) conform in all respects with all the requirements for purchase of such Mortgage Note under the Take-Out Commitments and are valid and enforceable in accordance with their respective terms.

         "MORTGAGE LOAN" means a one-to-eight-family mortgage loan which is evidenced by a Mortgage Note and secured by a Mortgage, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom.

         "MORTGAGE NOTE" means the note or other evidence of indebtedness evidencing the indebtedness of an Obligor under a Mortgage Loan.

         "NET WORTH" of any Person means, as of any date, the remainder of all Consolidated assets of such Person minus such Person's Consolidated liabilities, each as determined by GAAP.

         "NOTE" means any promissory note delivered by Borrower to Lender pursuant to Section 2.2 in the form attached hereto as Exhibit A and all renewals, modifications and extensions thereof.

         "OBLIGATIONS" means all present and future Indebtedness, obligations, and liabilities of Borrower to Lender, and all renewals and extensions thereof, or any part thereof, arising pursuant to this Agreement or any other Loan Document, and all interest accrued thereon, and reasonable attorneys' fees and other costs incurred in the drafting, negotiation, enforcement or collection thereof, regardless of whether such Indebtedness, obligations, and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several.

         "OBLIGOR" means the Person or Persons obligated to pay the Indebtedness which is the subject of a Mortgage Loan.

         "OPERATING ACCOUNT" means the non-interest bearing demand checking accounts (whether one or more) established by Borrower with Lender to be used for Borrower's operations.

         "PARENT" means Engle Homes, Inc., a Florida corporation and owner of all of the outstanding capital stock of Borrower.

         "PARENT DEBT AGREEMENTS" means (i) that certain Credit Agreement dated as of November 22, 2000, among Parent, Bank of America, N.A., as agent and lender and certain financial institutions named therein, as from time to time supplemented, amended and restated, (ii) those certain Indentures between Parent, the guarantors party thereto, and American Stock Transfer & Trust Company, as trustee, pursuant to which Parent issued promissory notes in the aggregate amount of $250,000,000, as from time to time supplemented, amended and restated, and (iii) all agreements under which such debt described in clauses
(i) and (ii) above may hereafter be refinanced.

         "PBGC" means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to any of its functions.

         "PERSON" means any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization, Governmental Authority, or any other form of entity.

         "PROPERTY" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         "PURCHASE FACILITY" means the Mortgage Loan Purchase and Sale Agreement of even date herewith between Borrower and Lender.

         "REGULATION D" means Regulation D issued by the Board of Governors of the Federal Reserve System as in effect from time to time.

         "REGULATION U" means Regulation U issued by the Board of Governors of the Federal Reserve System as in effect from time to time.

         "REGULATION X" means Regulation X issued by the Board of Governors of the Federal Reserve System as in effect from time to time.

         "RELATED PERSONS" means Borrower and each of Borrower's Subsidiaries.

         "REPORTABLE EVENT" means (1) a reportable event described in Sections 4043(c)(5) or (6) of ERISA or the regulations promulgated thereunder, or (2) any other reportable event described in Section 4043(c) of ERISA or the regulations promulgated thereunder other than a reportable event not subject to the provision for 30-day notice to the PBGC pursuant to a waiver by the PBGC under
Section 4043(a) of ERISA.

         "REQUIRED MORTGAGE DOCUMENTS" means as to any Mortgage Loan, the items described on Schedule A to the Security Agreement.

         "REQUIREMENT OF LAW" as to any Person means the charter and by-laws or other organizational or governing documents of such Person, and any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other determination, direction or requirement (including, without limitation, any of the foregoing which relate to environmental standards or controls, energy regulations and occupational, safety and health standards or controls) of any arbitrator, court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

         "RESERVE REQUIREMENT" means at any time, the maximum rate at which reserves (including any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to Section 1.2 any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or Section 1.3 any category of extensions of credit or other assets which include Eurodollar Loans.

         "RISK RATING" means the risk rating of a Mortgage Loan determined by the applicable standards of an Investor to which such Mortgage Loan is to be sold by Borrowers under a Take-Out Commitment, provided that such applicable standards comply with industry standards in the reasonable judgment of Lender.

         "SECOND LIEN LOAN" means an otherwise Eligible Mortgage Loan, except that such Mortgage Loan is secured by a second priority lien on Property consisting of a completed one-to-eight unit single family residence, including a condominium, planned unit development, townhouse or co-op.

         "SECOND LIEN LOAN SUBLIMIT" means twenty percent (20%) of the Commitment.

         "SECURITY AGREEMENT" means the Security and Collateral Agency Agreement between Borrower and Lender in the form attached hereto as Exhibit F, as the same may from time to time be further supplemented, amended or restated.

         "SECURITY INSTRUMENT" means (a) the Security Agreement and (b) such other executed documents as are or may be necessary to grant to Lender a perfected first prior and continuing security interest in and to all Mortgage Collateral, and any and all other agreements or instruments now or hereafter executed and delivered by Borrower in connection with, or as security for the payment or performance of, all or any of the Obligations, including Borrower's obligations under the Note and this Agreement, as such agreements may be amended, modified or supplemented from time to time.

         "SERVICING AGREEMENTS" means all agreements between the Related Persons and Persons other than a Related Person pursuant to which Borrower undertakes to service Mortgage Loans.

         "SERVICING RECORDS" means all contracts and other documents, books, records and other information (including without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to the Servicing Rights.

         "SERVICING RIGHTS" means all of right, title and interest of any Related Person in and under the Servicing Agreements, including, without limitation, the rights of Borrower to income and reimbursement thereunder.

         "SETTLEMENT ACCOUNT" means (i) the non-interest bearing demand deposit account established by Borrower with Lender to be used for the deposit of proceeds from the sale of Mortgage Collateral; and (ii) the payment of the Obligations; provided that (a) the Settlement Account shall be pledged to Lender for the benefit of Lender, (b) Borrower shall not be entitled to withdraw funds from the Settlement Account, (c) as long as no Event of Default has occurred and is continuing, to the extent that the deposit of proceeds from the sale of Mortgage Loans exceeds the Unit Collateral Value of such Mortgage Loans and any payments then due and owing under this Agreement or the Note, Lender shall transfer such excess amount to the Operating Account, and (d) if at any time the aggregate amount of funds in the Settlement Account is insufficient to pay any and all payments due and owing under this Agreement or the Note (such amount being referred to as the "Deficiency"), Lender shall transfer an amount equal to the Deficiency from the Operating Account to the Settlement Account.

         "SUBMISSION LIST" means a list in the form of Schedule I to the form of Borrowing Request.

         "SUBPRIME LOAN" means a Mortgage Loan which has a Risk Rating of less than A.

         "SUBSIDIARY" means, with respect to any Person, any corporation, association, partnership, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned fifty percent (50%) or more by such Person.

         "TAKE-OUT COMMITMENT" means with respect to any Eligible Mortgage Loan, a written master commitment of an Investor to purchase a pool of Mortgage Loans under which such Eligible Mortgage Loans will be delivered to such Investor on terms satisfactory to Lender, in its reasonable discretion.

         "TANGIBLE NET WORTH OF ANY PERSON" means, as of any date, the Net Worth of such Person minus (a) all Consolidated assets of such Person which would be classified as intangible assets under GAAP, including but not limited to goodwill (whether representing the excess cost over book value of assets acquired or otherwise), patents, trademarks, trade names, copyrights, franchises, deferred charges, and capitalized servicing rights and (b) all Indebtedness of such Person owing to its Affiliates.

         "TERMINATION EVENT" means (a) the occurrence with respect to any ERISA Plan of a Reportable Event, (2) the withdrawal of the Borrower or any ERISA Affiliate from an ERISA Plan during a plan year in which it was a "substantial employer," as defined in Section 4001(a)(2) of ERISA, (c) the distribution to affected parties of a notice of intent to terminate any ERISA Plan or the treatment of any ERISA Plan amendment as a termination under Section 4041 of ERISA, (d) the institution of proceedings to terminate any ERISA Plan by the PBGC under Section 4042 of ERISA, or (5) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan.

         "TOTAL DEBT" of any Person means, as of any date, all amounts which would be included as liabilities on a balance sheet of such Person as of such date prepared in accordance with GAAP.

         "TYPE" means with respect to any Loans, the characterization of such Loans as either Base Rate Loans or Eurodollar Loans.

         "UCC" means the Texas Uniform Commercial Code, as the same may hereafter be amended.

         "UNIT COLLATERAL VALUE" means on any day with respect to each Eligible Mortgage Loan included in the Borrowing Base, ninety-eight percent (98%) of the least of the following:

                  (i) the outstanding principal balance of the Mortgage Note constituting such Mortgage Loan;

                  (ii) the actual out-of-pocket cost to Borrower of such Mortgage Loan minus the amount of principal paid under such Mortgage Loan and delivered to Lender for application to the prepayment of the Loans;

                  (iii) the amount at which an Investor has committed to purchase the Mortgage Loan pursuant to a Take-Out Commitment not to exceed 100% of the original principal balance of the Mortgage Note; or

                  (iv) the Market Value of the Mortgage Note constituting such Mortgage Loan.

         "VA" means the Veterans Administration and any successor thereto.

         "WET LOANS" means Eligible Mortgage Loans which are included in the Borrowing Base, but for which the Required Mortgage Documents have not been delivered to Lender.

         "WET WAREHOUSING SUBLIMIT" means twenty-five percent (25%) of the Commitment.

Other Definitional Provisions.

         (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the above-defined meanings when used in the Note or any other Loan Document, certificate, report or other document made or delivered pursuant hereto.

         (b) Each term defined in the singular form in Section 1.1 shall mean the plural thereof when the plural form of such term is used in this Agreement, the Note or any other Loan Document, certificate, report or other document made or delivered pursuant hereto, and each term defined in the plural form in
Section 1.1 shall mean the singular thereof when the singular form of such term is used herein or therein.

         (c) The words "hereof," "herein," "hereunder" and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references herein are references to sections, subsections, schedules and exhibits to this Agreement unless otherwise specified. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation."

         (d) Unless the context otherwise requires or unless otherwise provided herein the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document, provided that nothing contained in this section shall be construed to authorize any such renewal, extension, modification, amendment or restatement.

         (e) As used herein, in the Note or in any other Loan Document, certificate, report or other document made or delivered pursuant hereto, accounting terms relating to any Person and not specifically defined in this Agreement or therein shall have the respective meanings given to them under GAAP.

         Section 1.2 Exhibits and Schedules. All Exhibits and Schedules attached to this Agreement are a part hereof for all purposes.

         Section 1.3 Calculations and Determinations. All calculations under the Loan Documents of interest and of fees shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of three hundred sixty (360) days. Each determination by Lender of amounts to be paid under Sections 2.6 through 2.13 or any other matters which are to be determined hereunder by Lender (such as any Eurodollar Rate, Adjusted Eurodollar Rate, Business Day, Interest Period or Reserve Requirement) shall, in the absence of manifest error, be conclusive and binding. Unless otherwise expressly provided herein or unless Lender otherwise consents all financial statements and reports furnished to Lender hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with GAAP. The Lender shall deliver to Borrower an interest billing statement for each month on or before the fifteenth day of the next succeeding month, which interest billing statement shall set forth the interest accrued on the Loans for such month; provided that any failure or delay in delivering such interest billing or any inaccuracy therein shall not affect the Obligations.

                                   ARTICLE II

                            AMOUNT AND TERMS OF LOANS

         Section 2.1 Commitment and Loans. Subject to the terms and conditions contained in this Agreement, Lender agrees to make loans ("LOANS") to Borrower on a revolving credit basis from time to time on any Business Day from the date of this Agreement through the Drawdown Termination Date. The aggregate amount of all Loans requested in any Borrowing Notice (i) which are Base Rate Loans must be greater than or equal to $25,000 or the unadvanced portion of the Borrowing Base, and (ii) which are Eurodollar Loans must be greater than or equal to $1,000,000 or the unadvanced portion of the Borrowing Base. Borrower may have no more than four (4) Eurodollar Loans outstanding at any time. After giving effect to the transactions contemplated by the Borrowing Request pursuant to which a Loan is requested, and at all other times, the aggregate amount of all Loans outstanding shall not exceed the Collateral Value of the Borrowing Base.

         Section 2.2 Promissory Note; Interest on the Note. The obligation of Borrower to repay the Loans made by Lender, together with interest accruing in connection therewith, shall be evidenced by a Note payable to the order of Lender. Interest on the Note shall be due and payable as provided herein and therein. The entire Loan Balance and all accrued and unpaid interest thereon shall be finally due and payable on the Drawdown Termination Date.

         Section 2.3 Notice and Manner of Obtaining Loans. Borrower must give written notice, or telephonic notice promptly confirmed in writing, of each request for Loans. Each such written request or confirmation must be made in writing in the form and substance of the "Borrowing Request" attached hereto as Exhibit B, duly completed. Each such Borrowing Request must:

         (a) specify (i) the aggregate amount of any such Borrowing of new Base Rate Loans and the date on which such Base Rate Loans are to be advanced, or
(ii) the aggregate amount of any such Borrowing of new Eurodollar Loans, the date on which such Eurodollar Loans are to be advanced (which shall be the first day of the Interest Period which is to apply thereto), and the length of the applicable Interest Period; and

         (b) be received by Lender not later than 11:00 a.m., Dallas, Texas, time, on (i) the day on which any such Base Rate Loans are to be made, or (ii) the third Business Day preceding the day on which any such Eurodollar Loans are to be made.

Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by Borrower as to the matters which are required to be set out in such written confirmation. If all conditions precedent to such Loan have been met Lender will on the date requested promptly remit to Borrower the amount of such Loan in immediately available dollars, by crediting the Funding Account with immediately available funds as the amount of such Loan.

         Section 2.4 Fees.

         (a) In consideration of Borrower's commitment to make the Loans, Borrower will pay to Lender a non-refundable commitment fee determined on a daily basis by applying a rate of ten basis points (0.10%) per annum to the Commitment on each day during the term of the Loans. This commitment fee shall be due and payable in advance for each Fiscal Quarter on the fifteenth day of such Fiscal Quarter.

         (b) Borrower shall pay to Lender, a collateral handling fee in the amount of $10 for each Mortgage Loan file.

         Section 2.5 Mandatory Repayments. If at any time the Loan Balance exceeds the Collateral Value of the Borrowing Base, Borrower shall repay the amount of such excess within two (2) Business Day after written notice thereof is given by Lender to Borrower.

         Section 2.6 Continuations and Conversions of Existing Loans. Borrower may make the following elections with respect to Loans already outstanding: to convert Base Rate Loans to Eurodollar Loans, to convert Eurodollar Loans to Base Rate Loans on the last day of the Interest Period applicable thereto, and to continue Eurodollar Loans beyond the expiration of such Interest Period by designating a new Interest Period to take effect at the time of such expiration. In making such elections, Borrower may combine existing Loans made pursuant to separate Borrowings into one new Borrowing or divide existing Loans made pursuant to one Borrowing into separate new Borrowings, provided that Borrower may have no more than four Borrowings of Eurodollar Loans outstanding at any time. To make any such election, Borrower must give to Lender written notice (or telephonic notice promptly confirmed in writing) of any such Conversion or Continuation of existing Loans, with a separate notice given for each new Borrowing. Each such notice constitutes a "Continuation/Conversion Notice" hereunder and must:

                  (a) specify the existing Loans which are to be Continued or Converted;

                  (b) specify (i) the aggregate amount of any Borrowing of Base Rate Loans into which such existing Loans are to be continued or converted and the date on which such Continuation or Conversion is to occur, or (ii) the aggregate amount of any Borrowing of Eurodollar Loans into which such existing Loans are to be continued or converted, the date on which such Continuation or Conversion is to occur (which shall be the first day of the Interest Period which is to apply to such Eurodollar Loans), and the length of the applicable Interest Period; and

                  (c) be received by Lender not later than 11:00 a.m., Dallas, Texas time, on (a) the day on which any such Continuation or Conversion to Base Rate Loans is to occur, or (b) the third Business Day preceding the day on which any such Continuation or Conversion to Eurodollar Loans is to occur.

Each such written request or confirmation must be made in the form and substance of the "Continuation/Conversion Notice" attached hereto as Exhibit I, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by Borrower as to the matters which are required to be set out in such written confirmation. Each Continuation/Conversion Notice shall be irrevocable and binding on Borrower. During the continuance of any Default, Borrower may not make any election to convert existing Loans into Eurodollar Loans or continue existing Loans as Eurodollar Loans. If (due to the existence of a Default or for any other reason) Borrower fails to timely and properly give any Continuation/Conversion Notice with respect to a Borrowing of existing Eurodollar Loans at least three days prior to the end of the Interest Period applicable thereto, such Eurodollar Loans shall automatically be converted into Base Rate Loans at the end of such Interest Period. No new funds shall be repaid by Borrower or advanced by Lender in connection with any Continuation or Conversion of existing Loans pursuant to this section, and no such Continuation or Conversion shall be deemed to be a new advance of funds for any purpose; such Continuations and Conversions merely constitute a change in the interest rate applicable to already outstanding Loans.

         Section 2.7 Payments to Lender. All payments of interest on the Note, all payments of principal, including any principal payment made with proceeds of Mortgage Collateral, and fees hereunder shall be made directly to Lender in federal or other immediately available funds before 1:00 pm (Dallas, Texas time) on the respective dates when due via wire transfer to the Settlement Account. Borrower shall send notice to Lender before 1:00 p.m. (Dallas, Texas time) on the day any payment of principal or interest is received by Lender which sets forth the Loans against which such payment is to be applied. Any payment (or any payment received without a notice regarding application of such payment) received by Lender after such time will be deemed to have been made on the next following Business Day. Should any such payment become due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, in the case of a payment of principal or past due interest, interest shall accrue and be payable thereon for the period of such extension as provided in the Loan Document under which such payment is due. Each payment under a Loan Document shall be payable at the place provided therein and, if no specific place of payment is provided, shall be payable at the place of payment of the Note. When Lender collects or receives money on account of the Obligations, Lender shall apply all such money so distributed, as follows:

                  (a) first, for the payment of all Obligations which are then due, and if such money is insufficient to pay all such Obligations, (i) first to any reimbursements due Lender under Section 5.5, (ii) second, to the payment of the Loans then due, and (iii) then to the partial payment of all other Obligations then due in proportion to the amounts thereof, or as Lender shall otherwise agree;

                  (b) then for the prepayment of amounts owing under the Loan Documents if so specified by Borrower;

                  (c) then for the prepayment of principal on the Note, together with accrued and unpaid interest on the principal so prepaid; and

                  (d) last, for the payment or prepayment of any other Obligations.

All payments applied to principal or interest on any Note shall be applied first to any interest then due and payable, then to principal then due and payable, and last to any prepayment of principal and interest.

         Section 2.8 Increased Cost and Reduced Return.

         (a) If, after the date hereof, there shall occur any change in any applicable Law, rule, or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by Lender (or its Applicable Lending Office) with any request or directive issued after the date hereof (whether or not having the force of Law) of any such governmental authority, central bank, or comparable agency:

                  (i) shall subject Lender (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Loans, any Note, or its obligation to make Eurodollar Loans, or change the basis of taxation of any amounts payable to Lender (or its Applicable Lending Office) under this Agreement or any Note in respect of any Eurodollar Loans (other than taxes imposed on the overall net income of Lender by the jurisdiction in which Lender has its principal office or such Applicable Lending Office);

                  (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, Lender (or its Applicable Lending Office), including the commitment of Lender hereunder; or

                  (iii) shall impose on Lender (or its Applicable Lending Office) or the London interbank market any other condition affecting this Agreement or any Notes or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to Lender (or its Applicable Lending Office) of making, converting into, continuing, or maintaining any Eurodollar Loans or to reduce any sum received or receivable by Lender (or its Applicable Lending Office) under this Agreement or its Notes with respect to any Eurodollar Loans, then Borrower shall pay to Lender within fifteen (15) days after demand by Lender, such amount or amounts as will compensate Lender for such increased cost or reduction. If Lender requests compensation by Borrower under this Section 2.8(a), Borrower may, by notice to Lender, suspend the obligation of Lender to make or continue Loans of the Type with respect to which such compensation is requested, or to convert Loans of any other Type into Loans of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section
2.11 shall be applicable); provided that such suspension shall not affect the right of Lender to receive the compensation so requested.

         (b) If, after the date hereof, Lender shall have determined that the adoption of any applicable Law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of Law) of any such governmental authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of Lender or any corporation controlling Lender, due to the obligations of Lender hereunder, to a level below that which Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then, within fifteen (15) days after demand by Lender, Borrower shall pay to Lender such additional amount or amounts as will compensate Lender for such reduction, but only to the extent that Lender has not been compensated therefor by any increase in the Adjusted Eurodollar Rate.

         (c) Lender shall promptly notify Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle Lender to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of Lender, be otherwise disadvantageous to it. In the event that Lender claims compensation under this Section, Lender shall furnish to Borrower a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, Lender shall act in good faith and may use any reasonable averaging and attribution methods.

         Section 2.9 Limitation on Types of Loans. If on or prior to the first day of any Interest Period for any Eurodollar Loan:

         (a) Lender determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate, as the case may be, for such Interest Period; or

         (b) Lender determines (which determination shall be conclusive) that the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to Lender of funding Eurodollar Loans for such Interest Period;

then Lender shall give Borrower prompt notice thereof specifying the relevant amounts or periods, and so long as such condition remains in effect, Lender shall be under no obligation to make additional Loans, continue Eurodollar Loans or convert Base Rate Loans into Eurodollar Loans, and Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or convert such Loans into Base Rate Loans in accordance with the terms of this Agreement.

         Section 2.10 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Loans hereunder, then Lender shall promptly notify Borrower thereof and Lender's obligation to make or continue Eurodollar Loans and to convert Base Rate Loans into Eurodollar Loans shall be suspended until such time as Lender may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section 1.4 shall be applicable).

         Section 2.11 Treatment of Affected Loans. If the obligation of Lender to make a particular Type of Loan or to continue, or to convert Loans of any other Type into, Loans of a particular Type shall be suspended pursuant to Sections 2.8, 2.9 and 2.10 hereof (Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), Lender's Affected Loans shall be automatically converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 2.6 hereof, on such earlier date as Lender may specify to Borrower) and, unless and until Lender gives notice as provided below that the circumstances specified in Sections 2.8, 2.9 and 2.10 hereof that gave rise to such Conversion no longer exist:

                  (a) to the extent that Lender's Affected Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to Lender's Affected Loans shall be applied instead to its Base Rate Loans; and

                  (b) all Loans that would otherwise be made or continued by Lender as Loans of the Affected Type shall be made or continued instead as Base Rate Loans, and all

         Loans of Lender that would otherwise be converted into Loans of the Affected Type shall be converted instead into (or shall remain as) Base Rate Loans.

         Section 2.12 Compensation. Upon the request of Lender, Borrower shall pay to Lender such amount or amounts as shall be sufficient (in the reasonable opinion of Lender) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

                  (a) any payment, prepayment, or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 7.2) on a date other than the last day of the Interest Period for such Loan; or

                  (b) any failure by Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Article IV hereof to be satisfied) to borrow, convert, continue, or prepay a Eurodollar Loan on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

         Section 2.13 Taxes.

         (a) Any and all payments by Borrower to or for the account of Lender hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, taxes imposed on Lender's income, and franchise taxes imposed on it, by the jurisdiction under the Laws of which Lender (or its Applicable Lending Office) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If Borrower shall be required by Law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to Lender, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this section) Lender receives an amount equal to the sum it would have received had no such deductions been made, (b) Borrower shall make such deductions, and
(c) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law.

         (b) In addition, Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

         (c) Borrower agrees to indemnify Lender for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this section) paid by Lender and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

         (d) If Borrower is required to pay additional amounts to or for the account of Lender pursuant to this Section, then Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of Lender, is not otherwise disadvantageous to Lender and in the event Lender is reimbursed for an amount paid by Borrower pursuant to this Section 3.7, it shall promptly return such amount to Borrower.

         (e) Within thirty (30) days after the date of any payment of Taxes, Borrower shall furnish to Lender the original or a certified copy of a receipt evidencing such payment.

         (f) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this section shall survive the termination of this Agreement and the payment in full of the Notes.


                                   ARTICLE III

                              CONDITIONS PRECEDENT

         The obligation of Lender to make Loans hereunder is subject to fulfillment of the conditions precedent stated in this Article III.

         Section 3.1 Initial Loan. The obligation of Lender to fund any Loan hereunder shall be subject to, in addition to the conditions precedent specified in Section 3.2, the following terms and conditions:

         (a) Borrower shall have delivered to Lender the following (each of the following documents being duly executed and delivered and in form and substance satisfactory to Lender, and, with the exception of the Note, each in a sufficient number of originals that Lender and its counsel may have an executed original of each document):

                  (i) an executed counterpart of this Agreement and of all instruments, certificates and opinions referred to in this Article III not theretofore delivered (except the Borrowing Request which is to be delivered at the time provided in Subsection 3.2(a) hereof);

                  (ii) the Note;

                  (iii) the Security Agreement dated of even date herewith;

                  (iv) a certificate of the Secretary or Assistant Secretary of Borrower setting forth (i) resolutions of its board of directors authorizing the execution, delivery, and performance of the Loan Documents to which it is a party and identifying the officers authorized to sign such instruments, (ii) specimen signatures of the officers so authorized, and (iii) articles of incorporation of Borrower certified by the appropriate Secretary of State as of a recent date, and (iv) bylaws of Borrower, certified as being accurate and complete;

                  (v) a certificate of the existence and good standing for Borrower in its state of incorporation dated no earlier than fifteen days prior to the date hereof; and

                  (vi) an opinion of counsel for Borrower in the form of Exhibit G;

                  (vii) a Borrowing Request and a Borrowing Base Certificate dated as of the date of the first Loan, certified by the chief financial officer or treasurer of Borrower;

                  (viii) the unlimited Guarantee of Parent;

                  (ix) documents similar to those described as items (iv) and
         (v) above with respect to Guarantor;

                  (x) a duly executed original of the MERS Agreement;

                  (xi) the Intercreditor Agreement;

                  (xii) such other documents as Lender may reasonably request at any time at or prior to the date of the initial Loan hereunder.

         (b) No Person, other than Lender and First Union National Bank, shall be listed in the field designated "interim funder" on the MERS(R) System.

         (c) No Person, other than Lender and First Union National Bank, holds any mortgage, pledge, lien, security interest or other charge or encumbrance in, against or to any of the Mortgage Loans.

         (d) Borrower shall have paid all fees and reimbursements to be paid to Lender pursuant to any Loan Document, or otherwise due Lender and including reasonable fees and disbursements of Lender's attorneys.

         Section 3.2 All Loans. The obligation of Lender to fund any Loan pursuant to this Agreement is subject to the following further conditions precedent:

         (a) Borrowing Request accompanied by a Borrowing Base Certificate dated as of the date of such Loan, certified by the chief financial officer of Borrower, and the Required Mortgage Documents for all Eligible Mortgage Loans other than Wet Loans;

         (b) all other Property in which Borrower has granted a Lien to Lender shall have been physically delivered to the possession of Lender;

         (c) the representations and warranties of each Related Person contained in this Agreement or any Security Instrument (other than those representations and warranties which are by their terms limited to the date of the agreement in which they are initially made) shall be true and correct in all material respects on and as of the date of such Loan;

         (d) no Default or Event of Default shall have occurred and be continuing and no change or event which constitutes a Material Adverse Effect shall have occurred as of the date of such Loan;

         (e) the Funding Account, the Settlement Account and the Operating Account shall be established and in existence;

         (f) the making of such Loan shall not be prohibited by any Governmental Requirement; and

         (g) the delivery to Lender of such other documents and opinions of counsel, including such documents as may be necessary or desirable to perfect or maintain the priority of any Lien granted or intended to be granted hereunder or otherwise and including favorable written opinions of counsel with respect thereto, as Lender may reasonably request.

Delivery to Lender of a Borrowing Request shall be deemed to constitute a representation and warranty by Borrower on the date thereof and on the date on which the Loan is made, if any, set forth therein as to the facts specified in Subsections (c) and (d) of this Section.

                                   ARTICLE IV

                     BORROWER REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants as follows:

         Section 4.1 Organization and Good Standing. Each Related Person (a) is a corporation duly incorporated and existing in good standing under the Laws of the jurisdiction of its incorporation, (b) is duly qualified as a foreign corporation and in good standing in all jurisdictions in which its failure to be so qualified could have a Material Adverse Effect, (c) has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged and is or will be qualified in those states wherein it proposes to transact business in the future and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, have a Material Adverse Effect.

         Section 4.2 Authorization and Power. Each Related Person has the corporate power and requisite authority to execute, deliver and perform the Loan Documents to which it is a party; each Related Person is duly authorized to and has taken all corporate action necessary to authorize it to, execute, deliver and perform the Loan Documents to which it is a party and is and will continue to be duly authorized to perform such Loan Documents.

         Section 4.3 No Conflicts or Consents. Neither the execution and delivery by any Related Person of the Loan Documents to which it is a party, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or with the terms and provisions thereof, will (a) materially contravene or conflict with any Requirement of Law to which any Related Person is subject, or any indenture, mortgage, deed of trust, or other agreement or instrument to which any Related Person is a party or by which any Related Person may be bound, or to which the Property of any Related Person may be subject, or (b) result in the creation or imposition of any Lien, other than the Lien of the Security Agreement, on the Property of any Related Person. All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, from any Governmental Authority that are necessary in connection with the transactions contemplated by the Loan Documents have been obtained.

         Section 4.4 Enforceable Obligations. This Agreement, the Note, and the other Loan Documents to which any Related Person is a party are the legal, valid and binding obligations of such Related Person, enforceable in accordance with their respective terms, except as limited by Debtor Laws.

         Section 4.5 Priority of Liens. Upon delivery to Lender of each Borrowing Request, Lender shall have valid, enforceable, perfected, first priority Liens and security interests in each Mortgage Note identified therein.

         Section 4.6 No Liens. Borrower has good and indefeasible title to the Mortgage Collateral free and clear of all Liens and other adverse claims of any nature, except for ad valorem taxes and assessments not yet due and payable and Liens in the Mortgage Collateral in favor of Lender.

         Section 4.7 Financial Condition of Borrower. Borrower has delivered to Lender copies of its annual audited balance sheet as of October 31, 2000, and the related statements of income, stockholders' equity and cash flows for the period ended such date; such financial statements fairly present the financial condition of Borrower as of such date and the results of operations of Borrower for the period ended on such date and have been prepared in accordance with GAAP, subject to normal year-end adjustments; as of the date thereof, there were no obligations, liabilities or Indebtedness (including material contingent and indirect liabilities and obligations or unusual forward or long-term commitments) of Borrower which are not reflected in such financial statements and no change which constitutes a Material Adverse Effect has occurred in the financial condition or business of Borrower since October 31, 2000. Borrower has also delivered to Lender its unaudited quarterly balance sheet for the period ending May 31, 2001 and management reports for May 31, 2001; such reports fairly and accurately present Borrower's commitment position, pipeline position, servicing and production as of the end of such months and for the fiscal year to date for the periods ending on such dates.

         Section 4.8 Full Disclosure. There is no material fact that Borrower has not disclosed to Lender which could adversely affect the properties, business, prospects or condition (financial or otherwise) of the Related Persons, or could adversely affect the Mortgage Collateral or the Servicing Rights. To the knowledge of Borrower, none of (i) the financial statements referred to in Section 4.7 hereof, (ii) any Borrowing Request or officer's certificate, or (iii) any statement delivered by any Related Person to Lender in connection with this Agreement, contains any untrue statement of material fact.

         Section 4.9 No Default. No Related Person is in default under any loan agreement, mortgage, security agreement or other material agreement or obligation to which it is a party or by which any of its Property is bound.

         Section 4.10 No Litigation. There are no material actions, suits or legal, equitable, arbitration or administrative proceedings pending, or to the knowledge of Borrower threatened, against any Related Person the adverse determination of which could constitute a Material Adverse Effect.

         Section 4.11 Taxes. All tax returns required to be filed by each Related Person in any jurisdiction have been filed and all taxes, assessments, fees and other governmental charges upon each Related Person or upon any of its properties, income or franchises have been paid prior to the time that such taxes could give rise to a Lien thereon, unless protested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been established on the books of such Related Person. No Related Person has any knowledge of any proposed tax assessment against any Related Person.

         Section 4.12 Principal Office, etc. The principal office, chief executive office and principal place of business of each Related Person is at the address set forth in Section 10.1.

         Section 4.13 Compliance with ERISA. No Related Person currently maintains, contributes to, is required to contribute to or has any liability, whether absolute or contingent, with respect to an ERISA Plan. With respect to all other employee benefit plans maintained or contributed to by each Related Person, each Related Person is in material compliance with ERISA.

         Section 4.14 Subsidiaries. No Related Person presently has any Subsidiary or owns any stock in any other corporation or association except those listed in Exhibit D. As of the date hereof, each Related Person owns, directly or indirectly, the equity interest in each of its Subsidiaries which is indicated in such exhibit.

         Section 4.15 Indebtedness. No Related Person has any indebtedness outstanding other than the Indebtedness permitted by Section 6.2.

         Section 4.16 Permits, Patents, Trademarks, etc.

         (a) Each Related Person has all permits and licenses necessary for the operation of its business.

         (b) Each Related Person owns or possesses (or is licensed or otherwise has the necessary right to use) all patents, trademarks, service marks, trade names and copyrights, technology, know-how and processes, and all rights with respect to the foregoing, which are necessary for the operation of its business, without any known material conflict with the rights of others. The consummation of the transactions contemplated hereby will not alter or impair in any material respect any of such rights of each Related Person.

         Section 4.17 Status Under Certain Federal Statutes. No Related Person is (a) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, (b) a "public utility," as such term is defined in the Federal Power Act, as amended, (c) an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1949, as amended or (d) a "rail carrier," or a "person controlled by or affiliated with a rail carrier," within the meaning of Title 49, U.S.C., and no Related Person is a "carrier" to which 49 U.S.C. Section 11301(b)(1) is applicable.

         Section 4.18 Securities Act. No Related Person has issued any unregistered securities in violation of the registration requirements of the Securities Act of 1933, as amended, or of any other Requirement of Law, and is not violating any rule, regulation, or requirement under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended. No Related Person is required to qualify an indenture under the Trust Indenture Act of 1939, as amended, in connection with its execution and delivery of the Note.

         Section 4.19 No Approvals Required. Other than consents and approvals previously obtained and actions previously taken, neither the execution and delivery of this Agreement, the Note and the other Loan Documents to which any Related Person is a party, nor the consummation of any of the transactions contemplated hereby or thereby requires the consent or approval of, the giving of notice to, or the registration, recording or filing by any Related Person of any document with, or the taking of any other action in respect of, any Governmental Authority which has jurisdiction over each Related Person or any of its Property, except for (a) the filing of the Uniform Commercial Code financing statements and other similar filings to perfect the interest of Lender in the Collateral, and (b) such other consents, approvals, notices, registrations, filings or action as may be required in the ordinary course of business of the Related Persons in connection with the performance of the obligations of the Related Persons hereunder.

         Section 4.20 Survival of Representations. All representations and warranties by Borrower herein shall survive delivery of the Note and the funding of the Loans, and any investigation at any time made by or on behalf of Lender shall not diminish the right of Lender to rely thereon.

         Section 4.21 Individual Mortgage Loans. Borrower hereby represents with respect to each Mortgage Note and Mortgage Loan that is part of the Collateral:

         (a) Borrower has good and marketable title to each Mortgage Note and Mortgage, was the sole owner thereof and had full right to pledge the Mortgage Loan to Lender free and clear of any other Lien;

         (b) To the knowledge of Borrower, there is no default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and there is no event which, with the passage of time or with notice and/or the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration and no such default, breach, violation or event of acceleration has been waived;

         (c) To the knowledge of Borrower, the physical condition of the Property subject to the Mortgage has not deteriorated since the date of origination of the related secured Mortgage Loan (normal wear and tear excepted) and there is no proceeding pending for the total or partial condemnation of any Mortgaged Property;

         (d) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Property subject to the Mortgage of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise, by judicial foreclosure;

         (e) Each Mortgage Loan is a first lien or second lien one-to-eight-family loan, and has been underwritten by the originator thereof in accordance with such originator's then current underwriting guidelines; provided that the aggregate amount of Second Lien Loans does not exceed the Second Lien Sublimit;

         (f) Each Mortgage Note is payable in monthly installments of principal and interest, with interest payable in arrears, and requires a monthly payment which is sufficient to amortize the original principal balance over the original term and to pay interest at the related interest rate; and no Mortgage Note provides for any extension of the original term;

         (g) No Mortgage Loan is a loan in respect of either the purchase of a manufactured home or mobile home or the purchase of the land on which a manufactured home or mobile home will be placed;

         (h) The origination practices used by the originator of the Mortgage Loans and the collection practices used by the Borrower with respect to each Mortgage Loan have been in all material respects legal, proper, prudent and customary in the loan origination and servicing business;

         (i) Each Mortgage Loan was originated in compliance with all applicable Laws and no fraud or misrepresentation was committed by any Person in connection therewith;

         (j) Each Mortgage Loan matures within thirty (30) years after the date of origination thereof.

         Section 4.22 Environmental Matters. In the ordinary course of each Related Person's business, the officers and managers of each Related Person consider the effect of Environmental Laws on the business of such Related Person, in the course of which they identify and evaluate potential risks and liabilities accruing to such Related Person due to Environmental Laws. On the basis of this consideration, each Related Person has reasonably concluded that neither violation of nor compliance with Environmental Laws can reasonably be expected to have a Material Adverse Effect on the business or financial condition of such Related Person or on the ability of Borrower to perform the Obligations. No Related Person has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect on the business or financial condition of the Related Persons, taken as a whole, or on the ability of Borrower to perform the Obligations.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

         Each Related Person shall at all times comply with the covenants contained in this Article V, from the date hereof and for so long as any part of the Obligations or the Commitment is outstanding unless Lender has agreed otherwise.

         Section 5.1 Financial Statements and Reports.

         (a) Borrower shall furnish to Lender the following, all in form and detail reasonably satisfactory to Lender.

                  (i) Promptly after becoming available, and in any event within ninety (90) days after the close of each Fiscal Year, Borrower's Consolidated balance sheet as of the end of such Fiscal Year, and the related Consolidated statements of income, stockholders' equity and cash flows of Borrower for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the preceding Fiscal Year, such financial statements shall be unqualified and shall be accompanied by the related report of independent certified public accountants acceptable to Lender which report shall be to the effect that such statements have been prepared in accordance with GAAP applied on a basis consistent with prior periods except for such changes in such principles with which the independent public accountants shall have concurred;

                  (ii) Promptly after becoming available, and in any event within ninety (90) days after the close of each Fiscal Year, Parent's Consolidated and consolidating balance sheet as of the end of such Fiscal Year, and the related Consolidated and consolidating statements of income, stockholders' equity and cash flows of Parent for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the preceding

         Fiscal Year, such financial statements shall be unqualified and shall be accompanied by the related report of independent certified public accountants acceptable to Lender which report shall be to the effect that such statements have been prepared in accordance with GAAP applied on a basis consistent with prior periods except for such changes in such principles with which the independent public accountants shall have concurred;

                  (iii) Promptly after becoming available, and in any event within fifteen (15) days after the end of each calendar month, including the twelfth calendar month in each Fiscal Year, a Consolidated balance sheet of Borrower as of the end of such month and the related Consolidated statements of income and stockholders' equity of Borrower for such month and the period from the first day of the then current Fiscal Year through the end of such month, certified by the chief financial officer or other executive officer of Borrower to have been prepared in accordance with GAAP applied on a basis consistent with prior periods;

                  (iv) Promptly after becoming available, and in any event within forty-five (45) days after the end of each calendar month, including the twelfth calendar month in each Fiscal Year, a Consolidated and consolidating balance sheet of Parent as of the end of such month and the related Consolidated and consolidating statements of income, stockholders' equity and cash flows of Parent for such month and the period from the first day of the then current Fiscal Year through the end of such month, certified by the chief financial officer or other executive officer of Parent to have been prepared in accordance with GAAP applied on a basis consistent with prior periods;

                  (v) Promptly and in any event within forty-five (45) days after the end of each calendar month in each Fiscal Year of Borrower (except the last), and within fifteen (15) days after the completion of each year-end audit by Borrower's independent public accountants, a completed Officer's Certificate in the form of Exhibit E hereto, executed by the president or chief financial officer of Borrower;

                  (vi) Promptly and in any event within forty-five (45) days after the end of each calendar month, a management report in form acceptable to Lender including, without limitation detail on Borrower's pipeline position, commitment position, repurchase requests by investors and production statistics;

                  (vii) With each Borrowing Notice and in any event within thirty (30) days after the end of each calendar month, a Borrowing Base Certificate;

                  (viii) Promptly upon receipt thereof, a copy of each other report submitted to Borrower by independent accountants in connection with any annual, interim or special audit of the books of Borrower; and

                  (ix) such other information concerning the business, properties or financial condition of any Related Person as Lender may reasonably request.

         Section 5.2 Taxes and Other Liens. Each Related Person shall pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any of its Property as well as all claims of any kind (including claims for labor, materials, supplies and rent) which, if unpaid, might become a Lien upon any or all of its Property; provided, however, each Related Person shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings diligently conducted by or on behalf of such Related Person and if such Related Person shall have set up reserves therefor adequate under GAAP.

         Section 5.3 Maintenance. Each Related Person shall (a) maintain its corporate existence, rights and franchises; (b) observe and comply in all material respects with all Governmental Requirements, and (c) maintain its Properties (and any Properties leased by or consigned to it or held under title retention or conditional sales contracts) in good and workable condition at all times and make all repairs, replacements, additions, betterments and improvements to its Properties as are needed and proper so that the business carried on in connection therewith may be conducted properly and efficiently at all times. Borrower shall maintain good standing as an approved seller and servicer for FNMA and FHLMC and as an approved lender with FHA, VA and HUD.

         Section 5.4 Further Assurances. Borrower shall, within three (3) Business Days after the request of Lender, cure any defects in the execution and delivery of the Note, this Agreement or any other Loan Document and each Related Person shall, at its expense, promptly execute and deliver to Lender upon request all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of each Related Person in this Agreement and in the other Loan Documents or to further evidence and more fully describe the collateral intended as security for the Note, or to correct any omissions in this Agreement or the other Loan Documents, or more fully to state the security for the obligations set out herein or in any of the other Loan Documents, or to make any recordings, to file any notices, or obtain any consents.

         Section 5.5 Reimbursement of Expenses. Borrower shall pay (a) all reasonable legal fees (including, without limitation, allocated costs for in-house legal service) incurred by Lender in connection with the preparation, negotiation, syndication, execution and delivery of this Agreement, the Note and the other Loan Documents and any amendments, consents or waivers executed in connection therewith, (b) all fees, charges or taxes for the recording or filing of the Security Instruments, (c) all reasonable out-of-pocket expenses of Lender in connection with the administration of this Agreement, the Note and the other Loan Documents, including courier expenses incurred in connection with the Mortgage Collateral, (d) all amounts expended, advanced or incurred by Lender to satisfy any obligation of Borrower under this Agreement or any of the other Loan Documents or to collect the Note, or to protect, preserve, exercise or enforce the rights of Lender under this Agreement or any of the other Loan Documents or to collect the Note, or to protect, preserve, exercise or enforce the rights of Lender or any Lender under this Agreement or any of the other Loan Documents,
(e) all reasonable out-of-pocket costs and expenses (including fees and disbursements of attorneys and other experts employed or retained by such Person) incurred in connection with, arising out of, or in any way related to (i) consulting during a Default with respect to (A) the protection, preservation, exercise or enforcement of any of its rights in, under or related to the Collateral or the Loan Documents or (B) the performance of any of its obligations under or related to the Loan Documents, or (ii) protecting, preserving, exercising or enforcing during a Default any of its rights in, under or related to the Collateral or the Loan Documents, each of (a) through (e) shall include all underwriting expenses, collateral liquidation costs, court costs, attorneys' fees (including, without limitation, for trial, appeal or other proceedings), fees of auditors and accountants, and investigation expenses reasonably incurred by Lender in connection with any such matters, together with interest at the post-maturity rate specified in the Note on each item specified in clause (a) through (e) from thirty (30) days after the date of written demand or request for reimbursement until the date of reimbursement.

         Section 5.6 Insurance. Borrower shall maintain with financially sound and reputable insurers, insurance with respect to its Properties and business against such liabilities, casualties, risks and contingencies and in such types and amounts as is customary in the case of Persons engaged in the same or similar businesses and similarly situated, including, without limitation, a fidelity bond or bonds with financially sound and reputable insurers with such coverage and in such amounts as is customary in the case of Persons engaged in the same or similar businesses and similarly situated. The improvements on the land covered by each Mortgage shall be kept continuously insured at all times by responsible insurance companies against fire and extended coverage hazards under policies, binders, letters, or certificates of insurance, with a standard mortgagee clause in favor of Borrower and its assigns. Each such policy must be in an amount equal to the lesser of the maximum insurable value of the improvements or the original principal amount of the Mortgage Note, without reduction by reason of any co-insurance, reduced rate contribution, or similar clause of the policies or binders. Upon request of Lender, Borrower shall furnish or cause to be furnished to Lender from time to time a summary of the insurance coverage of Borrower in form and substance satisfactory to Lender and if requested shall furnish Lender copies of the applicable policies.

         Section 5.7 Accounts and Records; Servicing Records. Each Related Person shall keep books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and activities, in accordance with GAAP. Each Related Person shall maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate all records pertaining to the performance of such Related Person's obligations under the Servicing Agreements in the event of the destruction of the originals of such records) and keep and maintain all documents, books, records, computer tapes and other information reasonably necessary or advisable for the performance by each Related Person of its obligations under the Servicing Agreements.

         Section 5.8 Right of Inspection. Each Related Person shall permit authorized representatives of Lender to discuss the business, operations, assets and financial condition of such Related Person with their officers and employees, to examine their Servicing Records and books of records and account and make copies or extracts thereof and to visit and inspect any of the Properties of each Related Person, all at such reasonable times and as often as Lender may request. Each Related Person will provide its accountants with a copy of this Agreement promptly after the execution hereof and will instruct its accountants to answer candidly any and all questions that the officers of Lender or any authorized representatives of Lender may address to them in reference to the financial condition or affairs of any Related Person as those conditions or affairs relate to this Agreement. Each Related Person may have its representatives in attendance at any meetings between the officers or other representatives of Lender and such Related Person's accountants held in accordance with this authorization.

         Section 5.9 Notice of Certain Events. Borrower shall promptly notify Lender upon (a) the receipt of any notice from, or the taking of any other action by, the holder of any promissory note, debenture or other evidence of Indebtedness of any Related Person with respect to a claimed default, together with a detailed statement by a responsible officer of Borrower specifying the notice given or other action taken by such holder and the nature of the claimed default and what action Borrower is taking or proposes to take with respect thereto; (b) the commencement of, or any determination in, any legal, judicial or regulatory proceedings between any Related Person and any Governmental Authority or any other Person which, if adversely determined, could have a Material Adverse Effect; (c) any change in senior management of Borrower; (d) any material adverse change in the business, operations, prospects or financial condition of any Related Person, including, without limitation, the insolvency of any Related Person, (e) any event or condition which, if adversely determined, could have a Material Adverse Effect or (f) the occurrence of any Termination Event.

         Section 5.10 Performance of Certain Obligations and Information Regarding Investors. Borrower shall perform and observe in all material respects each of the provisions of each Take-Out Commitment and each of the Servicing Agreements on its part to be performed or observed and will cause all things to be done which are necessary to have each item of Mortgage Collateral covered by a Take-Out Commitment comply with the requirements of such Take-Out Commitment. Upon request by Lender, Borrower will deliver to Lender financial information concerning any Person Lender is reviewing to determine whether to approve such Person as an Investor; all such financial information must be delivered to Lender prior to any request by Borrower for Mortgage Collateral to be delivered to such Person.

         Section 5.11 Use of Proceeds; Margin Stock. The proceeds of all Loans shall be used by Borrower solely for the origination and purchase of Eligible Mortgage Loans pending sale to an Investor. None of such proceeds shall be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U, or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U. Neither Borrower nor any Person acting on behalf of Borrower shall take any action in violation of Regulation U or Regulation X or shall violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereafter be in effect.

         Section 5.12 Notice of Default. Borrower shall furnish to Lender immediately upon becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and the action which Borrower is taking or proposes to take with respect thereto.

         Section 5.13 Compliance with Loan Documents. Each Related Person shall promptly comply with any and all covenants and provisions of this Agreement the Note and the other Loan Documents to be complied with by such Related Person.

         Section 5.14 Operations and Properties. Each Related Person shall comply with all rules, regulations and guidelines applicable to it. Borrower shall act prudently and in accordance with customary industry standards in managing and operating its Property.

         Section 5.15 Environmental Matters.

         (a) Each Related Person will comply in all material respects with all Environmental Laws now or hereafter applicable to such Related Person and shall obtain, at or prior to the time required by applicable Environmental Laws, all environmental, health and safety permits, licenses and other authorizations necessary for its operations and will maintain such authorizations in full force and effect.

         (b) Borrower will promptly furnish to Lender all written notices of violation, orders, claims, citations, complaints, penalty assessments, suits or other proceedings received by Borrower, or of which it has notice, pending or threatened against Borrower, by any governmental authority with respect to any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations in connection with its ownership or use of its properties or the operation of its business.


                                   ARTICLE VI

                               NEGATIVE COVENANTS

         Each Related Person shall at all times comply with the covenants contained in this Article VI, from the date hereof and for so long as any part of the Obligations or the Commitment is outstanding unless Lender has agreed otherwise:

         Section 6.1 No Merger; Limitation on Issuance of Securities. Neither Parent nor any Related Person shall merge or consolidate with or into any Person except that Parent may merge or consolidate with Newmark Homes Corp. No Related Person shall acquire by purchase, or otherwise, all or substantially all of the assets or capital stock of any Person. Borrower will not issue any securities other than shares of its common stock and any options or warrants giving the holders thereof only the right to acquire such shares. No Subsidiary of Borrower will issue any additional shares of its capital stock or other securities or any options, warrants or other rights to acquire such additional shares or other securities except to Borrower and only to the extent not otherwise forbidden under the terms hereof. No Subsidiary of Borrower which is a partnership will allow any diminution of Borrower's interest (direct or indirect) therein.

         Section 6.2 Limitation on Indebtedness. No Related Person shall incur, create, contract, assume, have outstanding, guarantee or otherwise be or become, directly or indirectly, liable in respect of any Indebtedness or Guaranty Obligations except:

         (a) the Obligations;

         (b) trade debt, equipment leases, equipment loans and liens for taxes and assessments not yet due and payable owed in the ordinary course of business; and

         (c) unsecured Guaranty Obligations of Borrower with respect to Indebtedness arising under the Parent Debt Agreements.

         (d) Indebtedness of the Related Persons under agreements and in the amount described on the Disclosure Schedule.

         Section 6.3 Fiscal Year, Method of Accounting. Neither Parent nor any Related Person shall change its Fiscal Year or make any material change in its method of accounting.

         Section 6.4 Business. No Related Person shall, directly or indirectly, engage in any business which differs materially from that currently engaged in by Borrower.

         Section 6.5 Liquidations, Consolidations and Dispositions of Substantial Assets. No Related Person shall dissolve or liquidate or sell, transfer, lease or otherwise dispose of any material portion of their property or assets or business; provided, however, nothing in this Section 6.5 shall be construed to prohibit any Related Person from selling rights to service mortgage loans and pools of mortgage loans or Mortgage Note in the ordinary course of their business.

         Section 6.6 Loans, Advances, and Investments. No Related Person shall make any loan (other than Mortgage Loans), advance, or capital contribution to, or investment in (including any investment in any Subsidiary, joint venture or partnership), or purchase or otherwise acquire any of the capital stock, securities, or evidences of indebtedness of, any Person (collectively, "INVESTMENT"), or otherwise acquire any interest in, or control of, another Person, except for the following:

         (a) Cash Equivalents;

         (b) Any acquisition of securities or evidences of indebtedness of others when acquired by a Related Person in settlement of accounts receivable or other debts arising in the ordinary course of its business, so long as the aggregate amount of any such securities or evidences of indebtedness is not material to the business or condition (financial or otherwise) of such Related Person; and

         (c) Mortgage Notes acquired by Borrower in the ordinary course of Borrower's business.

         (d) Investments in Subsidiaries which are Guarantors.

         (e) Loans to Parent.

         Section 6.7 Use of Proceeds. Borrower shall not permit the proceeds of the Loans to be used for any purpose other than those permitted by Section 5.11 hereof. Borrower shall not, directly or indirectly, use any of the proceeds of the Loans for the purpose, whether immediate, incidental or ultimate, of buying any "margin stock" or of maintaining, reducing or retiring any Indebtedness originally incurred to purchase a stock that is currently any "margin stock," or for any other purpose which might constitute this transaction a "purpose credit," in each case within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 C.F.R. 207, as amended), or Regulation U, or otherwise take or permit to be taken any action which would involve a violation of such Regulation G or Regulation U or of Regulation T (12 C.F.R. 220, as amended) or Regulation X (12 C.F.R. 224, as amended) or any other regulation of such board.

         Section 6.8 Actions with Respect to Mortgage Collateral. Borrower shall not:

         (a) Compromise, extend, release, or adjust payments on any Mortgage Collateral, accept a conveyance of mortgaged property in full or partial satisfaction of any Mortgage Collateral, or release any Mortgage securing or underlying any Mortgage Collateral;

         (b) Agree to the amendment or termination of any Take-Out Commitment in which Lender has a security interest or to substitution of a Take-Out Commitment for a Take-Out Commitment in which Lender has a security interest hereunder, if such amendment, termination or substitution may reasonably be expected (as determined by Lender in its sole discretion) to have a Material Adverse Effect;

         (c) Transfer, sell, assign, or deliver any Mortgage Collateral pledged to Lender to any Person other than Lender, except pursuant to a Take-Out Commitment; or

         (d) Grant, create, incur, permit or suffer to exist any Lien upon any Mortgage Collateral except for Liens granted to Lender to secure the Note and Obligations and such non-consensual Liens as may be deemed to arise as a matter of law pursuant to any Take-Out Commitment.

         Section 6.9 Transactions with Affiliates. Borrower shall not enter into any transactions including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transactions are otherwise permitted under this Agreement, are in the ordinary course of Borrower's business and are upon fair and reasonable terms no less favorable to Borrower than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

         Section 6.10 Liens. No Related Person shall grant, create, incur, assume, permit or suffer to exist any Lien, upon any of its Property, including without limitation any and all of Borrower's Mortgage Note, and Servicing Rights and the proceeds from any thereof, other than (a) Liens which secure payment of the Obligations, (b) first Liens on Property subject to Second Lien Mortgages, so long as the aggregate amount of the Mortgage Notes secured thereby does not exceed the Second Mortgage Sublimit, (c) to the extent not otherwise prohibited hereunder, Liens which secure payment of the Indebtedness described in Section 6.2(b) or Section 6.2(d) on Property other than Collateral, (d) statutory liens for taxes, assessments or other governmental charges or levies which are not yet delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP on Property other than Collateral, and (e) landlords', operators', carriers', warehousemen's, repairmen's, mechanics', materialmen's, or other like Liens which do not secure Indebtedness, in each case only to the extent arising in the ordinary course of business and only to the extent securing obligations which are not delinquent or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP on Property other than Collateral.

         Section 6.11 ERISA Plans. No Related Person shall adopt or agree to maintain or contribute to any ERISA Plan. Borrower shall promptly notify Lender in writing in the event an ERISA Affiliate adopts an ERISA Plan.

         Section 6.12 Change of Principal Office. No Related Person shall move its principal office, executive office or principal place of business from the address set forth in Section 10.1 without giving written notice to Lender within ten (10) Business Days after the date of such move.

         Section 6.13 Tangible Net Worth. As of the end of each calendar month, the Consolidated Tangible Net Worth of Borrower shall not be less than $5,000,000.

         Section 6.14 Total Debt to Tangible Net Worth Ratio. The ratio of the Consolidated Total Debt of Borrower to the Consolidated Tangible Net Worth of Borrower shall never be more than 10.0 to 1.0.

         Section 6.15 Profitability. As of the end of each Fiscal Quarter, Borrower's Consolidated net income for such Fiscal Quarter shall be a positive number equal to or greater than $1.

                                   ARTICLE VII

                                EVENTS OF DEFAULT

         Section 7.1 Nature of Event. An Event of Default shall exist if any one or more of the following occurs:

         (a) Borrower or any Guarantor fails to make any payment of principal of or interest on the Note, or payment of any fee, expense or other amount due hereunder, under the Note, or under any other Loan Document, on or before the date such payment is due;

         (b) Default is made in the due observance or performance by any Related Person of any covenant set forth in Article V of this Agreement (other than Section 5.9) and such Default continues for a period of thirty (30) days after Lender gives Borrower notice thereof;

         (c) Default is made in the due observance or performance by any Related Person of any of the covenants or agreements contained in this Agreement other than those described in subsections (a) or (b) immediately above;

         (d) Any Related Person or any Guarantor defaults in the due observance or performance or any of the covenants or agreements contained in any other Loan Document to which it is a party, and (unless such default otherwise constitutes a Default pursuant to other provisions of this Section 7.1) such default continues unremedied beyond the expiration of any applicable grace period which may be expressly allowed under such other Loan Document;

         (e) Any material statement, warranty or representation by or on behalf of any Related Person or any Guarantor contained in this Agreement, the Note or any other Loan Document to which it is a party, or in any Borrowing Request, officer's certificate or other writing furnished in connection with this Agreement, proves to have been incorrect or misleading in any material respect as of the date made or deemed made;

         (f) Any Related Person or any Guarantor:

                  (i) suffers the entry against it of a judgment, decree or order for relief by a court of competent jurisdiction in an involuntary proceeding commenced under any applicable bankruptcy, insolvency or other similar law of any jurisdiction now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended, or has any such proceeding commenced against it which remains undismissed for a period of sixty (60) days; or

                  (ii) commences a voluntary case under any applicable bankruptcy, insolvency or similar law now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended; or applies for or consents to the entry of an order for relief in an involuntary case under any such law; or makes a general assignment for the benefit of creditors; or fails generally to pay (or admits in writing its inability to pay) its debts as such debts become due; or takes corporate or other action to authorize any of the foregoing; or

                  (iii) suffers the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of all or a substantial part of its assets or of any part of the Mortgage Collateral in a proceeding brought against or initiated by it, and such appointment or taking possession is neither made ineffective nor discharged within sixty (60) days after the making thereof, or such appointment or taking possession is at any time consented to, requested by, or acquiesced to by it; or

                  (iv) suffers the entry against it of a final judgment for the payment of money in excess of $500,000 (not covered by insurance satisfactory to Lender in its discretion), unless the same is discharged within thirty (30) days after the date of entry thereof or an appeal or appropriate proceeding for review thereof is taken within such period and a stay of execution pending such appeal is obtained; or

                  (v) suffers a writ or warrant of attachment or any similar process to be issued by any court against all or any substantial part of its assets or any part of the Mortgage Collateral;

         (g) Any Related Person fails to make when due or within any applicable grace period any payment on any Indebtedness (other than the Obligations) with an unpaid principal balance of over $1,000,000; or any event or condition occurs under any provision contained in any agreement under which such obligation is governed, evidenced or secured (or any other material breach or default under such obligation or agreement occurs) if the effect thereof is to cause or permit the holder or trustee of such obligation to cause such obligation to become due prior to its stated maturity; or any such obligation becomes due (other than by regularly scheduled payments) prior to its stated maturity; or any of the foregoing occurs with respect to any one or more items of Indebtedness of any Related Person with unpaid principal balances exceeding, in the aggregate, $1,000,000;

         (h) Any event or condition occurs under any provision contained in the Parent Debt Agreements (or any other material breach or default under any Parent Debt Agreement occurs) if the effect thereof is to cause or permit the holder or trustee of such obligation to cause such obligation to become due prior to its stated maturity;

         (i) This Agreement, the Note or any other Loan Document shall for any reason cease to be in full force and effect, or be declared null and void or unenforceable in whole or in part as the result of any action initiated by any Person other than Lender; or the validity or enforceability of any such document shall be challenged or denied by any Person other than Lender other than by reason of illegality;

         (j) Either (i) any "accumulated funding deficiency" (as defined in Section 412(a) of the Code in excess of $75,000 exists with respect to any ERISA Plan, whether or not waived by the Secretary of the Treasury or his delegate, or
(ii) any Termination Event occurs with respect to any ERISA Plan and the then current value of such ERISA Plan's benefits guaranteed under Title IV of ERISA exceeds the then current value of such ERISA Plan's assets available for the payment of such benefits by more than $10,000 (or in the case of a Termination Event involving the withdrawal of a substantial employer, the withdrawing employer's proportionate share of such excess exceeds such amount) or (iii) any Related Person or any ERISA Affiliate withdraws from a multiemployer plan resulting in liability under Title IV of ERISA of an amount in excess of $10,000 in the case of any Related Person or $100,000 in the case of any other ERISA Affiliate; or

         (k) A Change of Control occurs.

         Section 7.2 Default Remedies. Upon the occurrence of an Event of Default, Lender may declare the Commitment to be terminated and/or declare the entire principal and all interest accrued on the Note to be, and the Note, together with all Obligations, shall thereupon become, forthwith due and payable, without any presentment, demand, protest, notice of protest and nonpayment, notice of acceleration or of intent to accelerate or other notice of any kind, all of which hereby are expressly waived. Notwithstanding the foregoing, if an Event of Default specified in Subsections 7.1 (f)(i), (ii) or
(iii) above occurs with respect to Borrower, the Commitment shall automatically and immediately terminate and the Note and all other Obligations shall become automatically and immediately due and payable, both as to principal and interest, without any action by Lender and without presentment, demand, protest, notice of protest and nonpayment, notice of acceleration or of intent to accelerate, or any other notice of any kind, all of which are hereby expressly waived, anything contained herein, in the Note to the contrary notwithstanding.


                                  ARTICLE VIII

                                 INDEMNIFICATION

         Section 8.1 Indemnification. Borrower agrees to indemnify Lender and each director, officer, agent, attorney, employee, representative and Affiliate of Lender (each an "Indemnified Party"), upon demand, from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this Section 8.1 collectively called "liabilities and costs") which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against any Indemnified Party growing out of, resulting from or in any other way associated with any of the Mortgage Collateral, the Loan Documents, and the transactions and events (including the enforcement or defense thereof) at any time associated therewith or contemplated therein (including any violation or noncompliance with any Environmental Laws by any Related Person).

         THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF

         STRICT LIABILITY, OR ARE CAUSED IN WHOLE OR PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY SUCH INDEMNIFIED PARTY,

provided only that such indemnified party shall be not entitled under this section to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by its own individual gross negligence or willful misconduct. All amounts payable by Borrower shall be immediately due upon Lender's request for the payment thereof.

         Section 8.2 Limitation of Liability. None of Lender, its directors, officers, agents, attorneys, employees, representatives or affiliates shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement. THE FOREGOING EXCULPATION SHALL APPLY TO ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY SUCH PERSON, PROVIDED THAT SUCH PERSON SHALL BE LIABLE FOR ITS OWN INDIVIDUAL GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.


                                   ARTICLE IX

                                   [RESERVED]


                                    ARTICLE X

                                  MISCELLANEOUS

         Section 10.1 Notices. Any notice or request required or permitted to be given under or in connection with this Agreement, the Note or the other Loan Documents (except as may otherwise be expressly required therein) shall be in writing and shall be mailed by first class or express mail, postage prepaid, or sent by telex, telegram, telecopy or other similar form of rapid transmission, confirmed by mailing (by first class or express mail, postage prepaid) written confirmation at substantially the same time as such rapid transmission, or personally delivered to an officer of the receiving party. All such communications shall be mailed, sent or delivered to the parties hereto at their respective addresses as follows:

         Borrower:                  Preferred Home Mortgage Company
                                    123 NW 13th Street, Suite 300
                                    Boca Raton, FL 33432
                                    Attn:  Paul Leikert
                                    FAX:   (561) 391-9653
                                    TEL:   (561) 391-4012 Ex. 128
                                    with a copy to:

                                    Holly Hubenak
                                    Technical Olympic U.S.A., Inc.
                                    1200 Soldiers Field Drive
                                    Sugarland, Texas 77479
                                    FAX:  (281) 243-0100
                                    TEL:  (281) 243-0116

         Lender:                    Guaranty Bank
                                    8333 Douglas Avenue
                                    Dallas, Texas 75225
                                    Attention:  Carolyn Eskridge
                                    FAX:  (214) 360-1660
                                    TEL:  (214) 360-3357

or at such other addresses or to such individual's or department's attention as any party may have furnished the other party in writing. Any communication so addressed and mailed shall be deemed to be given when so mailed, except that Borrowing Requests, and communications related thereto shall not be effective until actually received by Lender or Borrower, as the case may be; and any notice so sent by rapid transmission shall be deemed to be given when receipt of such transmission is acknowledged, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by, an authorized officer of Borrower or Lender, as the case may be.

         Section 10.2 Amendments, Etc. No amendment or waiver of any provision of this Agreement, the Security Instruments, the Note, or any other Loan Document, nor consent to any departure by any Related Person from the terms thereof, shall in any event be effective unless the same shall be in writing and signed by (i) if such party is Borrower, by Borrower and (ii) if such party is Lender, by Lender.

         Section 10.3 CHOICE OF LAW; VENUE. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS. ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT AND MAINTAINED IN THE APPLICABLE STATE OR FEDERAL COURT IN DALLAS COUNTY, TEXAS. THIS AGREEMENT IS PERFORMABLE IN DALLAS COUNTY, TEXAS AND THE PARTIES HERETO WAIVE ANY RIGHT THEY MAY HAVE TO BE SUED ELSEWHERE. THE PARTIES HERETO CONSENT TO PERSONAL JURISDICTION IN DALLAS COUNTY, TEXAS. SECTION 346 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

         Section 10.4 Invalidity. In the event that any one or more of the provisions contained in the Note, this Agreement or any other Loan Document shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of such document.

         Section 10.5 Survival of Agreements. All covenants and agreements herein and in any other Loan Document not fully performed before the date hereof or the date thereof, and all representations and warranties herein or therein, shall survive until payment in full of the Obligations and termination of the Commitment.

         Section 10.6 Renewal, Extension or Rearrangement. All provisions of this Agreement and of the other Loan Documents shall apply with equal force and effect to each and all promissory Note hereafter executed which in whole or in part represent a renewal, extension for any period, increase or rearrangement of any part of the Obligations originally represented by the Note or of any part of such other Obligations.

         Section 10.7 Waivers. No course of dealing on the part of Lender, or any of its officers, employees, consultants or agents, nor any failure or delay by Lender with respect to exercising any right, power or privilege of Lender under the Note, this Agreement or any other Loan Document shall operate as a waiver thereof, except as otherwise provided in Section 10.2 hereof.

         Section 10.8 Cumulative Rights. The rights and remedies of Lender under the Note, this Agreement, and any other Loan Document shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

         Section 10.9 Limitation on Interest. Lender, each Related Person and any other parties to the Loan Documents intend to contract in strict compliance with applicable usury Law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable Law from time to time in effect. Neither each Related Person nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable Law from time to time in effect, and the provisions of this section shall control over all other provisions of the Loan Documents which may be in conflict or apparent conflict herewith. Lender expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If (a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) Lender or any other holder of any or all of the Obligations shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by applicable Law then in effect, then all such sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at Lender's or such holder's option, promptly returned to each Related Person or the other payor thereof upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable Law, Lender and each Related Persons (and any other payors thereof) shall to the greatest extent permitted under applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest,
(ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the Obligations in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable Law in order to lawfully charge the maximum amount of interest permitted under applicable Law. In the event applicable Law provides for an interest ceiling under Section 303 of the Texas Finance Code, that ceiling shall be the weekly ceiling.

         Section 10.10 Bank Accounts; Offset. To secure the repayment of the Obligations each Related Person hereby grants to Lender and to each financial institution which hereafter acquires a participation or other interest in the Loans or Note (in this section called a "Participant") a security interest, a lien, and a right of offset, each of which shall be in addition to all other interests, liens, and rights of Lender or any Participant at common law, under the Loan Documents, or otherwise, and each of which shall be upon and against
(a) any and all moneys, securities or other property (and the proceeds therefrom) of any Related Person now or hereafter held or received by or in transit to Lender, any Lender or Participant from or for the account any Related Person, whether for safekeeping, custody pledge, transmission, collection or otherwise, (b) any and all deposits (general or special, time or demand, provisional or final) of any Related Person with Lender or any Participant, and
(c) any other credits and claims of any Related Person at any time existing against Lender, any Lender or Participant, including claims under certificates of deposit. Upon the occurrence of any Default, each of Lender and Participants is hereby authorized to foreclose upon, offset, appropriate, and apply, at any time and from time to time, without notice to Borrower, any and all items hereinabove referred to against the Obligations then due and payable.

         Section 10.11 Assignments, Participations.

         (a) Assignments. Lender shall have the right to sell, assign or transfer all or any part of Note, Loans and rights and the associated rights and obligations under all Loan Documents to one or more financial institutions, with minimum assets of $5,000,000,000, and the assignee, transferee or recipient shall have, to the extent of such sale, assignment, or transfer, the same rights, benefits and obligations of Lender. Within five (5) Business Days after any such assignment, the assignee shall notify Borrower of the outstanding principal balance of the Note payable to assignee and Borrower shall execute and deliver to assignee a new Note evidencing such assignee's assigned Loans and, if the assignor Lender has retained a portion of its Loans, replacement Note in the principal amount of the Loans retained by the assignor Lender (such Note to be in exchange for, but not in payment of, the Note held by such Lender).

         (b) Participations. Lender shall have the right to grant participations in all or any part of the Note, Loans and the associated rights and obligations under all Loan Documents to one or more financial institutions with minimum assets of $5,000,000,000.

         (c) Distribution of Information. Subject to Section 10.17, it is understood and agreed that Lender may provide to assignees and participants and prospective assignees and participants financial information and reports and data concerning Borrower's properties and operations which was provided to Lender pursuant to this Agreement.

         Section 10.12 Exhibits. The exhibits attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein, except that in the event of any conflict between any of the provisions of such exhibits and the provisions of this Agreement, the provisions of this Agreement shall prevail.

         Section 10.13 Titles of Articles, Sections and Subsections. All titles or headings to articles, sections, subsections or other divisions of this Agreement or the exhibits hereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

         Section 10.14 Counterparts. This Agreement may be executed in counterparts, and it shall not be necessary that the signatures of both of the parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

         Section 10.15 ENTIRE AGREEMENT. THE NOTE, THIS AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         Section 10.16 Termination; Limited Survival. In its sole and absolute discretion Borrower may at any time that no Obligations are owing elect in a notice delivered to Lender to terminate this Agreement. Upon receipt by Lender of such a notice, if no Obligations are then owing, this Agreement and all other Loan Documents shall thereupon be terminated and the parties thereto released from all prospective obligations thereunder. Notwithstanding the foregoing or anything herein to the contrary, any waivers or admissions made by any Person in any Loan Documents, any Obligations, and any obligations which any Person may have to indemnify or compensate Lender shall survive any termination of this Agreement or any other Loan Document. At the request and expense of Borrower, Lender shall prepare and execute all necessary instruments to reflect and effect such termination of the Loan Documents.

         Section 10.17 Confidential Information. Lender shall use any confidential non-public information concerning the Borrower, the Parent, and their Subsidiaries that is furnished to Lender by or on behalf of the Borrower, the Parent and their Subsidiaries in connection with the Loan Documents (collectively, "Confidential Information") solely for the purpose of evaluating and providing products and services to them and administering and enforcing the Loan

Documents, and shall hold the Confidential Information in confidence. Notwithstanding the foregoing, Lender may disclose Confidential Information (a) to its Affiliates or any of its or its Affiliates' directors, officers, employees, advisors, or representatives (collectively, the "Representatives") whom it determines need to know such information for the purposes set forth in this Section; (b) to any bank or financial institution or other entity to which such Lender has assigned or desires to assign an interest or participation in the Loan Documents or the Obligations, provided that any such foregoing recipient of such Confidential Information agrees to keep such Confidential Information confidential as specified herein; (c) to any Governmental Authority having or claiming to have authority to regulate or oversee any aspect of Lender's business or that of its Representatives in connection with the exercise of such authority or claimed authority; (d) to the extent necessary or appropriate to effect or preserve Lender's or any of its Affiliates' security (if any) for any Obligation or to enforce any right or remedy or in connection with any claims asserted by or against Lender or any of its Representatives; and
(e) pursuant to any subpoena or any similar legal process. For purposes hereof, the term "Confidential Information" shall not include information that (x) is in Lender's possession prior to its being provided by or on behalf of the Borrower, the Parent or their Subsidiaries, provided that such information is not known by Lender to be subject to another confidentiality agreement with, or other legal or contractual obligation of confidentiality to, the Borrower, Parent or their Subsidiaries, (y) is or becomes publicly available (other than through a breach hereof by Lender), or (z) becomes available to Lender on a nonconfidential basis, provided that the source of such information was not known by Lender to be bound by a confidentiality agreement or other legal or contractual obligation of confidentiality with respect to such information.

         Section 10.18 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND ANY OTHER LOAN DOCUMENTS.

         Section 10.19 CONSEQUENTIAL DAMAGES. NEITHER BORROWER, NOR LENDER SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND EACH SUCH

PERSON HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE EACH OTHER SUCH PERSON FOR, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES SUFFERED BY SUCH OTHER PERSON IN CONNECTION WITH ANY CLAIM RELATED TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREIN.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.



BORROWER:                                  PREFERRED HOME MORTGAGE COMPANY



                                           By:    /s/ Paul Leikert
                                                  ------------------------------
                                                  Paul Leikert
                                                  President



LENDER:                                    GUARANTY BANK


                                           By:    /s/ Carolyn Eskridge
                                                  ------------------------------
                                                  Carolyn Eskridge
                                                  Vice President

                                                                       EXHIBIT A

                                PROMISSORY NOTE

$20,000,000                       Dallas, Texas                     July 5, 2001


         FOR VALUE RECEIVED, the undersigned, PREFERRED HOME MORTGAGE COMPANY, a Florida corporation ("Borrower"), promises to pay to the order of GUARANTY BANK (herein called "Lender"), the principal sum of Twenty Million Dollars ($20,000,000) or, if less, the aggregate unpaid principal amount of the Loans made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of the Lender, 8333 Douglas Avenue, Dallas, Texas or at such other place within Dallas County, Texas, as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain Credit Agreement of even date herewith between Borrower and Lender (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), and is a Note as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Instruments (as identified and defined in the Credit Agreement). Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Instruments for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

         The principal amount of this Note, together with all interest accrued hereon, shall be due and payable in full on the Drawdown Termination Date.

         So long as no Event of Default has occurred and is continuing, all Base Rate Loans (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the Base Rate in effect on such day. If an Event of Default has occurred and is continuing, all Base Rate Loans (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the applicable Default Rate in effect on such day. On the fifteenth (15th) day of each calendar month, beginning on the fifteenth (15th) day of the calendar month immediately following the calendar month in which this Note is executed, Borrower shall pay to the holder hereof all unpaid interest which has accrued on all Base Rate Loans through and including the last day of the immediately preceding calendar month.

        So long as no Event of Default has occurred and is continuing, each Eurodollar Loan (exclusive of any past due principal or interest) shall bear interest on each day during the related Interest Period at the related Adjusted Eurodollar Rate in effect on such day. If an Event of Default has occurred and is continuing, all Eurodollar Loans (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the applicable Default Rate in effect on such day. On the last day of the related Interest Period, Borrower shall pay to the holder hereof all unpaid interest which has accrued on such Eurodollar Loan to but not including such day; provided that if an Event of Default exists under Section 7.1(a) of the Credit Agreement, on the fifteenth (15th) day of each calendar month Borrower shall pay to the holder hereof all unpaid interest which has accrued on such Eurodollar Loan through and including the last day of the immediately preceding calendar month. All past due principal of and past due interest on the Loans shall bear interest on each day outstanding at the applicable Default Rate in effect on such day, and such interest shall be due and payable daily as it accrues. Notwithstanding the foregoing provisions of this paragraph: a. this Note shall never bear interest in excess of the Maximum Rate, and b. if at any time the rate at which interest is payable on this Note is limited by the Maximum Rate (by the foregoing subsection (a) or by reference to the Maximum Rate in the definitions of Base Rate, Eurodollar Rate, and Default Rate), this Note shall bear interest at the Maximum Rate and shall continue to bear interest at the Maximum Rate until such time as the total amount of interest accrued hereon equals (but does not exceed) the total amount of interest which would have accrued hereon had there been no Maximum Rate applicable hereto.

        Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon. In the event applicable law provides for a ceiling under Section 303 of the Texas Finance Code, that ceiling shall be the weekly rate ceiling and shall be used in this Note for calculating the Maximum Rate and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

         If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

         Except as otherwise provided in the Credit Agreement, Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

        No waiver by Lender of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise shall be considered a waiver of any other subsequent right or remedy of Lender; no delay or omission in the exercise or enforcement by Lender of any rights or remedies shall ever by construed as a waiver of any right or remedy of Lender; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

         Borrower reserves the right to prepay the outstanding principal balance of this Note, in whole or in part at any time and from time to time without premium or penalty, in accordance with the terms of the Credit Agreement.

            [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, EXCEPT TO EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.

                                 PREFERRED HOME MORTGAGE COMPANY



                                 By: _______________________________
                                     Name:
                                     Title:











THE STATE OF TEXAS            )
                              )
COUNTY OF DALLAS              )


         This instrument was acknowledged before me on ________________________, 2001, by _________________________, _________________________ of PREFERRED HOME
MORTGAGE COMPANY, a Florida corporation, on behalf of said corporation.


                                  _______________________________________
                                  Notary Public, State of Texas


                                  _______________________________________
                                 (printed name)

My Commission Expires:




________________________

                                                                       EXHIBIT B



                                BORROWING REQUEST


FROM:           PREFERRED HOME MORTGAGE COMPANY ("Borrower")

TO:             GUARANTY BANK ("Lender")

I. Borrower hereby requests Loans in the amount and on the date specified below, pursuant to the Credit Agreement among Borrower and Lender dated as of July 5, 2001 (as amended, modified or restated from time to time, the "Agreement"). Capitalized terms used herein and defined in the Agreement shall be used herein as so defined.

II.     Loans requested:



        (a) Borrower hereby requests Loans in the aggregate principal amount of $_________________.


        (b)    Type of Loans in Borrowing:____________________.

        (c)    Requested Advance date:____________________, 200_.

        (d)    Length of Interest Period for Eurodollar Loans (1,2 or 3 months):
               ________________.

        If combined with existing Loans
        see attached Continuation/Conversion Notice.


III. The undersigned officer of Borrower represents and warrants to Lender and each Lender:


        (a) Borrower is entitled to receive the requested Loan under the terms and conditions of the Agreement;

        (b) all items which Borrower is required to furnish to Lender pursuant to the Agreement accompany this Borrowing Request (or, if Wet Mortgage Loans shall be delivered to Lender in accordance with the Agreement);

        (c) all Mortgage Loans offered hereby conform in all respects with the applicable requirements set forth in the Agreement;

(d)     no Event of Default has occurred and is continuing under the Agreement;

(e) no change or event which with notice and/or the passage of time would constitute an Event of Default;

(f) after giving effect to the Loan requested hereby the aggregate amount of the outstanding principal balance of the Loan will not exceed the lesser of (1) the Collateral Value of the Borrowing Base and (2) the Commitment; and

Borrower has attached and submits herewith Submission Lists describing all Eligible Mortgage Loans included in the Collateral Value of the Borrowing Base, other than Wet Mortgage Loans (the "Dry Submission Lists") and Submission Lists describing all Wet Mortgage Loans included in the Collateral Value of the Borrowing Base (the "Wet Submission Lists"). Borrower has submitted--or is submitting to Lender concurrently herewith--the Required Mortgage Documents with respect to each Mortgage Note described or referred to in the Dry Submission Lists. Borrower hereby grants to Lender a security interest in all such new Mortgage Collateral described in the Dry Submission Lists and the Wet Submission Lists and all related Required Mortgage Documents, and all of the foregoing are hereby made subject to the security interest of Lender created by the Security Agreement. Borrower hereby agrees to deliver the Required Mortgage Documents with respect to each Mortgage Note described or referred to in the Wet Submission Lists within seven (7) Business Days following the date hereof.

Borrower represents and warrants that, except as permitted under the Agreement, Borrower holds with respect to each of the Mortgage Notes hereby offered the following:


(a) unless delivered herewith, the original filed copy of the Mortgage relating to such Mortgage Note;

(b) mortgagee policies of title insurance conforming to the requirements of the Lender or binding commitments for the issuance of same;

(c) insurance policies insuring the mortgaged premises as required by the Lender; and

(d) unless delivered herewith, an original of any executed Take-Out Commitment relating to such Mortgage Note.



Borrower agrees that it holds the above referenced items in trust for Lender, and will at any time deliver the same to Lender upon request or, upon written instructions from Lender, to any Person designated by Lender. Borrower further agrees that it will not deliver any of the above items, nor give, transfer, or assign any interest in same, to any Person other than Lender (or the Person or Persons designated by Lender) without the prior written consent of Lender.

        The representations and warranties of Borrower contained in the Agreement and those contained in each other Loan Document to which Borrower is a party are true and correct in all respects on and as of the date hereof.

                                             PREFERRED HOME MORTGAGE COMPANY



Date:__________________, 200_                By:_____________________________
                                                Name:
                                                Title:

                                  SCHEDULE B-I
                              DRY SUBMISSION LISTS

                                 SCHEDULE B-II
                              WET SUBMISSION LISTS

                                                                       EXHIBIT C


                               APPROVED INVESTORS

Countrywide Home Loan
Homeside Lending Inc.
Principal Residential Mortgage
Bank of America
Wells Fargo
Washington Mutual Home Loans
Chase Manhattan
Greenpoint Mortgage
Ohio Mortgage Banking
Bank United
World Savings

SUBPRIME APPROVED INVESTORS:

Countrywide Home Loan Subprime
Acredited Home Lenders
Greenpoint Mortgage Subprime
First Franklin Financial
Impac Lending
BNC Mortgage Inc.
Lakeland Regional Mortgage

                                                                       EXHIBIT D



                            SUBSIDIARIES OF BORROWER


        Name                 State of Incorporation       Percentage Ownership
        ----                 ----------------------       --------------------


Technical Mortgage, L.P.           Texas                                 50.01%

                                                                       EXHIBIT E

                            CERTIFICATE ACCOMPANYING
                              FINANCIAL STATEMENTS

         Reference is made to that certain Credit Agreement dated as of July 5, 2001 (as from time to time amended, the"Agreement"), by and among PREFERRED HOME MORTGAGE COMPANY ("Borrower") and GUARANTY BANK, as Lender ("Lender"), which Agreement is in full force and effect on the date hereof. Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

         This Certificate is furnished pursuant to Section 5.1(a)(v) of the Agreement. Together herewith Borrower is furnishing to Lender and Borrower's audited annual financial statements or monthly financial statements (the "Financial Statements") dated ___________, 200_ (the "Reporting Date"). Borrower hereby represents, warrants, and acknowledges to Lender and each Lender that:

         (a) the officer of Borrower signing this instrument is the duly elected, qualified and acting _____ of Borrower and as such is Borrower's [President/chief financial officer];

         (b)      the Financial Statements are prepared in accordance with GAAP;

         (c) attached hereto is Schedule E-1 showing Borrower's compliance as of the Reporting Date with the requirements of Sections
                  6.13 through 6.15 of the Agreement *[and Borrower's non-compliance as of such date with the requirements of Section(s) ______ of the Agreement];

         (d) on the Reporting Date Borrower was, and on the date hereof Borrower is, in full compliance with the disclosure requirements of Article V of the Agreement, and no Default otherwise existed on the Reporting Date or otherwise exists on the date of this instrument [except for Default(s) under Section (s) ______ of the Agreement, which (is/are] more fully described on a schedule attached hereto).


         The officer of Borrower signing this instrument hereby certifies that he has reviewed the Loan Documents and the Financial Statements and has otherwise undertaken such inquiry as is in his opinion necessary to enable him to express an informed opinion with respect to the above representations, warranties and acknowledgments of Borrower and, to the best of his knowledge, such representations, warranties, and acknowledgments are true, correct and complete.

         IN WITNESS WHEREOF, this instrument is executed as of _______________, 200_.


                                    PREFERRED HOME MORTGAGE COMPANY

                                    By:  _______________________________
                                         Name:
                                         Title:



STATE OF ____________________      )
                                   )
COUNTY OF ___________________      )


         This instrument was ACKNOWLEDGED before me the ____ day of __________________, 200__, by __________________, ______________ of Preferred
Home Mortgage Company, a Florida corporation, on behalf of said corporation.





                                      ________________________________________
                                      Notary Public - State of _______________
                                      Printed Name of Notary



My Commission expires:


______________________      [SEAL]

                                  SCHEDULE E-1


Financial Covenants                  Required                           Actual [or in compliance
-------------------                  --------                           ------------------------


1.      Minimum Consolidated
        Tangible Net Worth           Not less than $5,000,000                       ____________



2.      Total Debt to
        Tangible Net Worth           Not more than 10.0 to 1.0                      ____________


3.      Minimum Profitability        Not less than $1.00                        ________________



                                  PREFERRED HOME MORTGAGE COMPANY




                                  By:_______________________________
                                      Name:
                                      Title:



_________________________
        (Date)

                                                                       EXHIBIT F



                           FORM OF SECURITY AGREEMENT
                           --------------------------

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Security Agreement") is made and dated as of July 5, 2001, by Preferred Home Mortgage Company, a Florida corporation (the "Debtor"), and GUARANTY BANK ("Secured Party").


                                    RECITALS

         A. Pursuant to that certain Credit Agreement of even date herewith between Debtor and Secured Party (as from time to time amended, supplemented or restated, the "Credit Agreement"), Secured Party agreed to extend credit to Debtor on the terms and subject to the conditions set forth therein. Capitalized terms not otherwise defined herein are used with the same meanings as in the Credit Agreement.

         B. As a condition precedent to the effectiveness of the Credit Agreement, Secured Party has required the execution and delivery of this Security Agreement in order to, among other things, create a first priority perfected security interest in the Collateral in favor of Secured Party to secure payment of the Obligations.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor agrees with Secured Party as follows:

                                   AGREEMENTS

         1. Delivery of Collateral. Debtor shall deliver Submission Lists to Secured Party from time to time identifying Mortgage Loans that Debtor intends to include in Collateral by delivering to Secured Party the mortgage documents described on Schedule A attached hereto for each such Mortgage Loan (the "Required Mortgage Documents").

         2. Grant of Security Interest. Debtor hereby pledges, assigns and grants to Secured Party for the benefit of the Lender, a first priority security interest in the property described in Paragraph 3 below (collectively and severally, the "Collateral"), to secure payment of (i) the Obligations, (ii) all costs reasonably incurred by Secured Party (a) to obtain, preserve, perfect and enforce the security interest granted hereby and all other liens and security interests securing payment of the Obligations, (b) to collect the Obligations, and (c) to maintain, preserve and collect the Collateral, including, but not limited to, taxes, assessments, insurance premiums, repairs, reasonable attorneys' fees and legal expenses (including, without limitation, allocated costs for in-house legal services), rent, storage charges, advertising costs, brokerage fees and expenses of sale; and (iii) all renewals, extensions and modifications of the indebtedness referred to in the foregoing clauses, or any part thereof. The loans, advances, indebtedness, obligations, liabilities and costs described in this section are collectively referred to herein as the "Secured Indebtedness." All proceeds hereof shall be applied by Secured Party to the Secured Indebtedness in accordance with the Credit Agreement.

         3. Collateral. The Collateral shall consist of all right, title and interest of Debtor, of every kind and nature, in and to all of the following property, assets and rights of Debtor, wherever located, whether now existing or hereafter arising, and whether now or hereafter owned or acquired by or accruing or owing to Debtor, and all proceeds and products thereof (including all proceeds in the Settlement Account from time to time):

         (a) Any and all Instruments, Certificated Securities, Uncertificated Securities, and Investment Property of Debtor in the actual or constructive possession of Secured Party, any Person designated as a bailee ("Bailee") of Mortgage Notes by Secured Party until payment is made for such Notes or they are returned to Secured Party, or of Debtor in trust for Secured Party, or in transit to or from Secured Party or Bailee as collateral for the Secured Indebtedness or designated by Debtor as collateral for the Secured Indebtedness (whether or not delivered to Secured Party or Bailee), and any and all agreements and documents related to any thereof including, without limitation, all Mortgage Notes and Mortgages delivered, or to be delivered, to Secured Party or Bailee or to be held by Debtor in trust for Secured Party or Bailee, including without limitation:

                  (i) any and all rights, titles and interests Debtor may now or hereafter have in and to any and all promissory notes, Mortgages, guaranties, bonds, insurance policies, commitments, and other Instruments, documents, or agreements ever executed and delivered to Debtor in connection with its mortgage lending business relating to such Mortgage Notes and Mortgages;

                  (ii) any and all present and future Accounts, Chattel Paper, documents, Instruments, General Intangibles, Payment Intangibles and other personal property now owned or hereafter acquired by Debtor arising from or by virtue of any transactions related to its mortgage lending business and related to such Mortgage Notes and Mortgages;

                  (iii) any and all proceeds from the sale, financing or other disposition of the items described in (i) and (ii) above; and

                  (iv) all Software, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records, and other records, information, and data of Debtor relating to the Mortgage Loans (including without limitation all information, data, programs, tapes, discs and cards necessary to administer and service such Mortgage Loans).

         (b) All Take-Out Commitments relating to the Mortgage Notes described in paragraph (a) above.

         (c) All right, title and interest of Debtor under all agreements between Debtor and Persons other than Debtor pursuant to which Debtor undertakes to service Mortgage Loans, including without limitation, the rights of Debtor to income and reimbursement thereunder.

        (d) All purchase agreements, credit agreements or other agreements pursuant to which Debtor acquired such Mortgage Loans and all promissory notes, security agreements and other instruments and documents executed by Debtor pursuant thereto or in connection therewith, insofar as such agreements, instruments and documents relate to the Mortgage Notes and Mortgages described in paragraph (a) above.

         (e) All other money or property of Debtor in the possession of Secured Party including, without limitation, (i) the Funding Account, the Settlement Account, the Operating Account, all Deposit Accounts established with Secured Party and any other accounts established by Debtor with Secured Party, (ii) all amounts on deposit in the Funding Account, the Settlement Account, the Operating Account, such Deposit Accounts or any other accounts established by Debtor with Secured Party and (iii) the obligations of Secured Party to Debtor arising out of such deposits.

         (f) All right, title and interest of Debtor in and to any other asset of Debtor which has been or hereafter at any time is delivered to Secured Party or Bailee hereunder.

         (g) All proceeds of whatever kind or nature from any of such collateral described in paragraphs (a), (b), (c), (d), (e) and (f) above.

         As used in this Security Agreement, the terms "Accounts," "Certificated Securities," "Chattel Paper," "Deposit Accounts," "General Intangibles," "Instruments," "Investment Property," "Payment Intangibles," "Software," and "Uncertificated Securities" and shall have the respective meanings assigned to them in the Texas Uniform Commercial Code, as amended by Revised Article 9 which becomes effective on July 1, 2001, and as the same may hereafter be amended.


         4. Handling of Collateral; Settlement Account; Redemption of
Collateral.

         (a) So long as no Default or Event of Default exists, Secured Party may from time to time release documentation relating to Mortgage Loans to Debtor against a trust receipt executed by Debtor in the form of Exhibit 1 hereto. Debtor hereby represents and warrants that any request by Debtor for release of Collateral under this subparagraph (a) shall be solely for the purposes of correcting clerical or other non-substantial documentation problems in preparation of returning such Collateral to Secured Party for ultimate sale or exchange and that Debtor has requested such release in compliance with all terms and conditions of such release set forth herein and in the Credit Agreement.

         (b) So long as no Default or Event of Default exists, upon delivery by Debtor to Secured Party of a shipping request substantially in the form of that attached hereto as Exhibit 2, together with an air bill or other form of shipping label properly completed with the name and address of the respective

Investor, Secured Party will transmit, or cause to be transmitted, Mortgage Loans held by it as directed by Debtor under cover of a transmittal letter substantially in the form of that attached hereto as Exhibit 3 (or such other form as may be approved by Secured Party).

         (c) All amounts payable on account of the sale of Collateral will be instructed to be paid directly by the purchaser to the Settlement Account. Debtor will not be credited for any amounts due from any purchaser until Secured Party has actually received immediately available funds. Pursuant to paragraph 3 above Debtor has granted to Secured Party a security interest in and lien upon the Settlement Account and in any and all amounts at any time held therein. This Paragraph 4(c) shall further constitute irrevocable notice to Secured Party that the accounts referred to in Paragraph 3(e) above are "no access" accounts to Debtor.

         (d) So long as no Default or Event of Default exists, Secured Party shall take such steps as they may be reasonably directed from time to time by Debtor in writing which are not inconsistent with the provisions of this Security Agreement and the other Loan Documents and which Debtor deems necessary to enable Debtor to perform and comply with Take-Out Commitments and with other agreements for the sale or other disposition in whole or in part of Mortgage Loans. Mortgage Collateral may be sold pursuant to a Take-Out Commitment so long as no Default or Event of Default exists.

         (e) So long as no Default or Event of Default exists, upon receipt of a Collateral Release Request in the form attached hereto as Exhibit 4, Secured Party is hereby authorized, and does hereby agree, to release free and clear of the security interest granted to Secured Party by this Security Agreement any Mortgage Loan, together with all other documentation relating thereto, to Debtor or as directed by Debtor; provided that after giving effect to such release, the Collateral Value of the Borrowing Base is equal or greater than the Loan Balance. In the event any Collateral Release Request is received by Secured Party prior to 2:15 pm. (Dallas time) on any Business Day, said Collateral shall be released on the following Business Day. Secured Party agrees to transmit all Collateral released pursuant to this section as directed by Debtor at the expense of Debtor, and, upon request by Debtor, to complete the endorsements of the related instruments and the assignments of the related instruments, to execute the appropriate form of UCC financing statement release, if necessary, and to execute such other appropriate instruments of transfer or release as Debtor shall reasonably request. Secured Party shall be fully protected in relying on any delivery instructions from Debtor in which Debtor purports to be entitled to direct delivery of the items identified therein, and Debtor shall reimburse Secured Party for all expenses incurred in connection with the delivery of any item held by it under this section.

         (f) So long as no Default or Event of Default exists, Debtor may obtain the release of the security interest in favor of Secured Party in all or any part of the Mortgage Collateral at any time, and from time to time, by paying to Secured Party, as a prepayment under the Credit Agreement, the Unit Collateral Value of the Mortgage Collateral to be so released (such Unit Collateral Value being determined as of the date of such release). In the event that the Unit Collateral Value of the Mortgage Collateral designated by Secured Party, as determined on the date in question, is less than the Unit

Collateral Value of such Mortgage Collateral as determined on the date that such Mortgage Collateral was first delivered to Secured Party reasonably shall deem impaired its ability to satisfy the Secured Indebtedness by recourse to such Mortgage Collateral, Debtor shall, within two (2) Business Days after the reasonable written request of Secured Party at any time during the term hereof either:

                  (i) pay to Secured Party in immediately available funds an amount equal to the aggregate Unit Collateral Value of any Mortgage Collateral designated by Secured Party (such Unit Collateral Value being determined as of the date of such redemption), or

                  (ii) deliver to Secured Party other Mortgage Collateral in substitution for such designated Mortgage Collateral, the aggregate Unit Collateral Value of which substituted Mortgage Collateral (determined at the time of substitution) is equal to or greater than the aggregate Unit Collateral Value of the Mortgage Collateral being replaced (determined as of the date such Mortgage Collateral was first delivered to Secured Party hereunder).

         (g) A Mortgage Loan which has been delivered to Secured Party under this Security Agreement shall be and remain Collateral until released pursuant to Section 4(f) or until this Security Agreement is terminated, notwithstanding
(i) any defect in any document delivered to Secured Party pursuant to the Credit Agreement or this Security Agreement, (ii) the failure of such Mortgage Loan to have or retain Unit Collateral Value, (iii) the failure of Debtor to make timely delivery of any document required to be delivered to Secured Party under this Security Agreement or the Credit Agreement, or (iv) any other fact, circumstance, condition or event whatsoever. For purposes of the preceding sentence, the funding of the origination or purchase of a Mortgage Loan from the proceeds of a Loan and/or the assignment of Unit Collateral Value to such Mortgage Loan by Secured Party shall be deemed to be conclusive evidence of the delivery of such Mortgage Loan under the Credit Agreement, notwithstanding any subsequent determination by Secured Party that the documentation delivered for such Mortgage Loan was incomplete or defective in any respect or that such Mortgage Loan should not have been assigned Unit Collateral Value.

         5. Costs and Expenses. Debtor pay all costs and expenses of Secured Party directly relating to Secured Party's performance of this Security Agreement and the enforcement of the rights and remedies of Secured Party hereunder and such costs and expenses, including, without limitation, reasonable fees and expenses of legal counsel to Secured Party as provided in the Credit Agreement.

         6. Representations and Warranties. Debtor warrants that: (a) Debtor is the sole owner of the Collateral (or, in the case of after-acquired Collateral, at the time Debtor acquires rights in the Collateral, will be the sole owner thereof), subject only to the rights of Investors under the Take-Out Commitments; (b) except for security interests in favor of Secured Party any other security interests permitted under the Credit Agreement, no Person has (or, in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim or interest in, against or to the Collateral and, in any event, so long as Secured Party complies with the procedures relating to possession of Collateral set forth in this Security Agreement, Secured Party shall have a perfected, first priority security interest therein for the benefit of the Lenders; (c) no consent of any Person is required that has not been obtained for the granting of the security interests provided for herein, nor will any consent be required for Secured Party to exercise its rights under this Security Agreement in accordance with the terms of this Security Agreement; (d) to the best of Debtor's knowledge, all information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtor with respect to the Collateral is or will be accurate and complete in all material respects; (e) the Take-Out Commitments covering such Collateral may be collaterally assigned to Secured Party as described herein; (f) each Mortgage Loan is, at all dates included in the computation of the Collateral Value of the Borrowing Base an Eligible Mortgage Loan; (g) to the best of Debtor's knowledge, no material dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral; (h) this Security Agreement constitutes the legal, valid and binding obligation of Debtor enforceable against Debtor and the Collateral in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, reorganization, insolvency or other similar laws affecting creditors' rights generally and general principles of equity); (i) in making and closing each Mortgage Loan originated by a third party, Debtor has or will have fully complied with, and all collateral documents delivered with respect to such Mortgage Loan comply or will comply with, all applicable federal, state and local laws, regulations and rules, including, but not limited to, (1) usury laws, (2) the Real Estate Settlement Procedures Act of 1974, (3) the Equal Credit Opportunity Act, (4) the Federal Truth in Lending Act, (5) Regulation Z of the Board of Governors of the Federal Reserve System and (6) all other consumer protection and truth-in-lending laws which may apply, and in each case with the regulations promulgated in connection therewith, as the same may be amended from time to time; and Debtor shall maintain sufficient documentary evidence in its files with respect to such Mortgage Loans to substantiate such compliance; (j) upon the delivery of the Mortgage Note evidencing a Mortgage Loan to Secured Party, Secured Party shall have a valid and perfected first priority security interest in such Mortgage Loan; and (k) immediately upon (1) the execution and delivery of the Credit Agreement, the Note and the other Loan Documents, (2) the acquisition by Debtor of rights in such Collateral and (3) the filing with the Secretary of State of Texas of a financing statement showing Debtor, as debtor, and Secured Party, as secured party, and describing the Collateral, Secured Party shall have a valid and perfected first priority security interest in the Collateral which is other than as described in clause
(j) above, to the extent that a security interest in such other Collateral can be perfected by filing a financing statement.

         7. Covenants of Debtor. Debtor hereby agrees: (a) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings deemed necessary or appropriate by Secured Party to perfect, maintain and protect Secured Party's security interest hereunder and the priority thereof and to deliver promptly to Secured Party all originals of any Collateral or proceeds thereof consisting of chattel paper or instruments;
(b) not to surrender or lose possession of (other than to Secured Party), sell, encumber, or otherwise dispose of or transfer, any Collateral or right or interest therein other than shipment of Mortgage Loans under Take-Out Commitments and as otherwise permitted under Paragraph 5 above or the Credit Agreement; (c) not to grant to any Investor any other security interest in any Collateral, or otherwise acknowledge the creation of any ownership rights of any Investor with respect to any Collateral unless and until Secured

Party has received the proceeds of such Collateral as described herein; (d) at all times to account fully for and promptly to deliver to Secured Party, in the form received, all Collateral or proceeds thereof received, endorsed to Secured Party or in blank as appropriate and accompanied by such assignments and powers, duly executed, as Secured Party shall request, and until so delivered all Collateral and proceeds thereof shall be held in trust for Secured Party for the benefit of the Lenders, separate from all other property of Debtor and identified as the property of Secured Party for the benefit of the Lenders; (e) to keep accurate and complete records of the Collateral and at any reasonable time and at Secured Party's expense (provided that during the continuation of any Event of Default, the following shall be at Debtor's expense), upon demand by Secured Party, to exhibit to and allow inspection of the Collateral and the records, reports and information concerning the Collateral by Secured Party (or Persons designated by Secured Party); (f) to keep the records concerning the Collateral at the location(s) set forth in Paragraph 15 below and not to remove the records from such location(s) without the prior written consent of Secured Party; (g) not to materially modify, compromise, extend, rescind or cancel any deed of trust, mortgage, note or other document, instrument or agreement connected with any Mortgage Loan pledged under this Security Agreement or any document relating thereto or connected therewith or consent to a postponement of strict compliance on the part of any party thereto with any term or provision thereof in any material respect; (h) to keep the Collateral insured against loss, damage, theft, and other risks customarily covered by insurance, and such other risks as Secured Party may reasonably request; (i) to do all acts that a prudent investor would deem necessary or desirable to maintain, preserve and protect the Collateral; (j) not knowingly to use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement, the Credit Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; (k) to pay (or require to be paid) prior to their becoming delinquent all taxes, assessments, insurance premiums, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral except as otherwise permitted in the Credit Agreement; (l) to notify Secured Party before any such change shall occur of any change in Debtor's name, identity, structure or jurisdiction through merger, consolidation or otherwise;
(m) to appear in and defend, at Debtor's cost and expense, any action or proceeding which may affect its title to or Secured Party's interest for the benefit of the Lenders in the Collateral; and (n) to comply in all material respects with all laws, regulations and ordinances relating to the possession, operation, maintenance and control of the Collateral.

         8.  Collection of Collateral Payments.

         (a) Until Secured Party gives notice to Debtor pursuant to Paragraph 8(b) below or exercises the Secured Party's rights under Paragraph 10 hereof, Debtor shall be entitled to receive all collections on any and all of the Mortgage Notes, Mortgages and any documents related to the foregoing (hereinafter collectively called "Collections") and use the same in the normal course of business. Upon notice from Secured Party to Debtor given after the occurrence and during the continuation of an Event of Default, Debtor shall furnish to Secured Party not later than the tenth Business Day after the end of each month a report on all Collections received during the preceding month and provide the same accounting therefor as Debtor customarily furnishes the Investors therein, including with respect to Collections on each Mortgage Loan:
(1) the name of the Obligor, (2) Debtor's loan number for the Mortgage Loan, (3) current principal balance of the Mortgage Loan, (4) current escrow balance with respect to the Mortgage Loan, (5) number and amount of past due payments on the Mortgage Loan and (6) the amount of the Collections received during such month with respect to the Mortgage Loan, itemized to show (A) principal portion, (B) interest portion and (C) portion thereof representing amounts paid in escrow for real estate taxes and insurance.

         (b) Upon notice from Secured Party to Debtor given after the occurrence and during the continuation of an Event of Default, Debtor shall hold all Collections representing principal payments and prepayments and escrows for real estate taxes and insurance in trust for Secured Party and shall promptly remit the same to Secured Party. All amounts representing the principal payments and prepayments on Mortgage Loans which are delivered to Secured Party pursuant to the preceding sentence shall be deposited in the Settlement Account and all amounts representing real estate tax and insurance escrows for Mortgage Loans which are delivered to Secured Party pursuant to the preceding sentence shall be deposited in an escrow account with any bank satisfactory to Debtor and Secured Party, to be held for the payment of the applicable real estate taxes and insurance premiums.

         (c) Debtor hereby agrees to indemnify, defend and save harmless Secured Party and its officers, employees and representatives (collectively, the "Indemnified Persons") from and against all liabilities and expenses on account of any adverse claim asserted against Secured Party relating to any moneys received by Secured Party on account of any Collections WHETHER OR NOT SUCH LIABILITIES AND EXPENSES ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY INDEMNIFIED PERSON (except for any such liabilities or expenses arising as a direct result of the gross negligence or willful misconduct of such Indemnified Person) and such obligation of Debtor shall continue in effect after and notwithstanding the discharge of the Secured Indebtedness and/or the release of the security interest granted in Paragraph 3 above.

         9. Authorized Action by Secured Party. Debtor hereby irrevocably appoints Secured Party its attorney in fact, with full power of substitution, for and on behalf and in the name of Debtor, which power of attorney shall become effective upon the occurrence and remain effective during the continuance of an Event of Default, to (i) endorse and deliver to any Person any check, instrument or other paper coming into Secured Party's possession and representing payment made in respect of any Mortgage Note delivered to and held by Secured Party hereunder as Mortgage Collateral or in respect of any other Collateral or Take-Out Commitment; (ii) prepare, complete, execute, deliver and record any assignment to Secured Party or to any other Person of any Mortgage relating to any Mortgage Note delivered to and held by Secured Party hereunder as Mortgage Collateral; (iii) endorse and deliver any Mortgage Note delivered to and held by Secured Party hereunder as Mortgage Collateral and do every other thing necessary or desirable to effect transfer of all or any part of the Mortgage Collateral to Secured Party or to any other Person; (iv) take all necessary and appropriate action with respect to all Secured Indebtedness and the Mortgage Collateral to be delivered to Secured Party or held by Debtor in trust for Secured Party; (v) commence, prosecute, settle, discontinue, defend, or otherwise dispose of any claim relating to any Take-Out Commitment or any part of the Mortgage Collateral; and (vi) sign Debtor's name wherever appropriate to effect the enforcement of Secured Party's rights and remedies set forth in this Agreement relating to the Secured Indebtedness and/or the Mortgage Collateral. This Paragraph 9 shall be liberally, not restrictively, construed so as to give the greatest latitude to Secured Party's power, as Debtor's attorney-in-fact, to collect, sell, and deliver any of the Mortgage Collateral and all other documents relating thereto. The powers and authorities herein conferred on Secured Party may be exercised by Secured Party through any Person who, at the time of the execution of a particular instrument, is an authorized officer of Secured Party. The power of attorney conferred by this Paragraph 9 is granted for a valuable consideration and is coupled with an interest and irrevocable so long as the Secured Indebtedness, or any part thereof, shall remain unpaid or the Commitment is outstanding. All Persons dealing with Secured Party, or any officer thereof acting pursuant hereto shall be fully protected in treating the powers and authorities conferred by this Paragraph 9 as existing and continuing in full force and effect until advised by Secured Party that the Secured Indebtedness have been fully and finally paid and satisfied and the Commitment has been terminated. Debtor hereby authorizes Secured Party to file, without the signature of Debtor where permitted by law, one or more financing statements, continuation statements or initial financing statements and amendments thereto indicating the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction by Secured Party.

         10. Default and Remedies.

         (a) While an Event of Default exists under any Loan Document, Secured Party may, without notice to or demand upon Debtor: (a) foreclose or otherwise enforce Secured Party's security interest for the benefit of the Lenders in the Collateral in any manner permitted by law or provided for hereunder; (b) sell or otherwise dispose of in a commercially reasonable manner the Collateral or any part thereof at one or more public or private sales or at any broker's board or on any securities exchange, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery and without assumption of any credit risk, on such terms and in such manner as Secured Party may determine; (c) require Debtor to assemble the Collateral and/or books and records relating thereto and make such available to Secured Party at a place to be designated by Secured Party; (d) enter into property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process; and (e) prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent Secured Party deems appropriate. Whether or not Secured Party exercises any right given pursuant to this section upon the occurrence of any Event of Default, Secured Party on behalf of the Lenders shall have as to any Collateral all other rights and remedies provided for herein and all rights and remedies of a secured party under the Texas Uniform Commercial Code and, in addition thereto and not in lieu thereof, all other rights or remedies at law or in equity existing or conferred upon Secured Party on behalf of the Lenders by other jurisdictions or other applicable law or given to Secured Party on behalf of the Lenders pursuant to any security agreement, other instrument or agreement heretofore, now, or hereafter given as security for Debtor's obligations hereunder.

        (b) Secured Party is authorized, at any such sale, if it deems it advisable so to do, to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or sale of any of the Collateral. Upon any sale or other disposition pursuant to this Security Agreement, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of and all proceeds thereof shall be promptly distributed in accordance with the terms of the Credit Agreement. Each purchaser at any such sale or other disposition shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Debtor, and Debtor specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may under any rule of law or statute now existing or hereafter adopted. Secured Party shall give Debtor only such notice and shall publish such notice as may be required by the Texas Uniform
Commercial Code or by other applicable law of the intention to make any such public or private sale or sale at broker's board or on a securities exchange. Debtor acknowledges and agrees that a private sale of any Collateral pursuant to any Take-Out Commitment shall be deemed to be a sale of such Collateral in a commercially reasonable manner, provided that such sale is substantially on the terms and conditions of such Take-Out Commitment. Any such public sale shall be held at such time or times within the ordinary business hours and at such place or places permitted by the Texas Uniform Commercial Code. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as Secured Party may determine. Secured Party may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, (i) the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, (ii) none of the Lenders or Secured Party shall incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and (iii) in case of any such failure, such Collateral may again be sold as provided herein. Nothing contained in this Security Agreement shall prohibit any Lender or Lenders from purchasing the Collateral at such sale.

         11. Waiver. Neither Secured Party nor any Lender shall incur any liability as a result of the sale of the Collateral in a commercially reasonable manner, or any part thereof, at any public or private sale. Debtor each hereby waives any claims it may have against Secured Party or any Lender arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Indebtedness then outstanding.

        12. Binding Upon Successors. All rights of Secured Party and the Lenders under this Security Agreement shall inure to the benefit of Secured Party and the Lenders and their successors and assigns, and all obligations of Debtor shall bind their successors and assigns; provided that Debtor shall not have the right to assign its rights or obligations under this Security Agreement without the consent of all the Lenders.

         13. Entire Agreement; Severability. This Security Agreement and the Credit Agreement contains the entire security agreement and collateral agency agreement with respect to the Collateral among Lenders, Secured Party and Debtor and supersedes all prior written or oral agreements and understandings relating thereto. All waivers by Debtor provided for in this Security Agreement have been specifically negotiated by the parties with full cognizance and understanding of their rights. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         14. Choice of Law. This Security Agreement shall be construed in accordance with and governed by the laws of the State of Texas, except to the extent that the perfection and the effect of perfection or non-perfection of the security interest created hereunder, in respect of any of the Collateral, are governed by the laws of a jurisdiction other than the State of Texas. Where applicable and except as otherwise defined herein or in the Credit Agreement, terms used herein have the meanings given them in the Texas Uniform Commercial Code.

         15. Place of Business; Records. Debtor represents and warrants that its principal place of business and chief executive office is at the address set forth beneath its signature below, and that its books and records concerning the Collateral are kept at its principal place of business and chief executive office. Debtor shall not change its principal place of business and chief executive office without 30 days' prior written notice to Secured Party.

         16. Notice. Except where instructions or notices are expressly authorized elsewhere in this Security Agreement to be given by telephone or by other means of transmission, all instructions, notices and other communications to be given to any party hereto shall be given as provided in the Credit Agreement.

         17. Modification of Agreement. No provisions of this Agreement may be amended or waived (except for waivers expressly provided for hereunder) unless such amendment or waiver is in writing and is signed by Debtor and Secured Party.

              [THE BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]

         EXECUTED as of the day and year fast above written.



                                PREFERRED HOME MORTGAGE COMPANY


                                By: _________________________________________
                                    Name:  __________________________________
                                    Title: __________________________________

                                    Address for Notices:

                                    123 NW 13th Street, Suite 300
                                    Boca Raton, FL 33432
                                    Attention: Paul Leikert
                                    Fax: (561) 391-9653
                                    Tel: (561) 391-4012 Ex. 128

                                    with a copy to:
                                    Holly Hubenak
                                    Technical Olympic U.S.A., Inc.
                                    1200 Soldiers Field Drive
                                    Sugarland, Texas 77479
                                    FAX: (281) 243-0100
                                    TEL: (281) 243-0116



                                GUARANTY BANK


                                By: _________________________________________
                                    Carolyn Eskridge, Vice President

                                    Address for Notices:

                                    8333 Douglas Avenue
                                    Dallas, Texas 75225
                                    Attention: Carolyn Eskridge
                                    Fax: (214) 360-1660
                                    Tel: (214) 360-3357

                             EXHIBITS AND SCHEDULES
                                       TO
                               SECURITY AGREEMENT


SCHEDULE                                                                DOCUMENT
--------                                                                --------


A                                                    Required Mortgage Documents

B                                         Additional Required Mortgage Documents




EXHIBIT                                                                 DOCUMENT
-------                                                                 --------

1                                                   Form of Debtor Trust Receipt

2                                                       Form of Shipping Request

3                                             Form of Bailee Letter to Investors

4                                             Form of Collateral Release Request

                                   SCHEDULE A

                          REQUIRED MORTGAGE DOCUMENTS

         A. Original of Mortgage Note executed in favor of Debtor or the originator who sold such Mortgage Note to Debtor (with a complete series of endorsements without recourse from the original payee thereof, through any subsequent holders to Debtor if purchased by Debtor and endorsed by an authorized signatory of Debtor in blank).

         B. Recorded Mortgage securing the above Mortgage Note, noting the presence of the MIN of the Mortgage (if applicable) and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan. In lieu of a recorded document, Secured Party may accept a copy certified as being out for recordation by the escrow company, title insurance company or closing Secured Party, or in the case of refinanced transactions, a copy of such Mortgage certified by an authorized signatory of Debtor.

         C. Unless the Mortgage is registered on the MERS(R) System, an assignment of the Mortgage by an authorized signatory of Debtor in blank, in recordable form and the original or copy (which is certified as being out for recordation by the records office or escrow or title insurance company or Debtor) of a proper assignment or assignments of the related Mortgage from the original holder, through any subsequent transferees, to Debtor.

         D. If the Mortgage is registered on the MERS(R) System and noting the presence of a MIN, an assignment of the Mortgage executed by the Debtor in favor of MERS, in recordable form and the original or copy (which is certified as being out for recordation by the records office or escrow or title insurance company or Debtor) of a proper assignment or assignments of the related Mortgage from me original holder, through any subsequent transferees, to Debtor.

         E. A copy, certified by the title insurance company or the closing Secured Party, of all applicable and necessary powers-of-attorney and assumed name certificates.

         F. Within three (3) Business Days after the Mortgage Loan is included in the Collateral Value of the Borrowing Base, a copy of the executed master Take-Out Commitment relating to such Mortgage Note, a certificate of Debtor confirming such Mortgage Loan will be delivered under such Take-Out Commitment and a copy of Seller's internally-prepared Status of Outstanding Negotiated Commitments.

                                   SCHEDULE B

                     ADDITIONAL REQUIRED MORTGAGE DOCUMENTS


         1. The original recorded Mortgage securing the Mortgage Note if not delivered to Lender.

         2. Evidence of fire and extended coverage insurance in an amount not less than the highest of the following. (a) the amount of the Mortgage Loan, (b) 90% of the insurable value of the improvements, and (c) an amount sufficient to prevent co-insurance. Secured Party reserves the right to obtain a loss payable endorsement in its favor if it so desires.

         3. Evidence of Notice to Customer required by the federal Truth-in-Lending Law and Federal Reserve Regulation Z.

         4. In the case of an FHA Mortgage Note, an FHA insurance certificate or a commitment to deliver such; in the case of a VA mortgage note; a VA guaranty certificate or a commitment to deliver such and in the case of a conventional mortgage note, an appraisal.

         5. A certified copy of the preliminary policy of or commitment for title insurance insuring the Mortgage as a first lien on the property subject thereto written by a title company and in amount and containing exceptions satisfactory to Secured Party.

         6. Evidence of certificate of completion, as appropriate under the circumstances.

         7. Other documentation as Secured Party may reasonably deem appropriate, as well as documentation necessary to ME requirements of the Take-Out Commitments.

         8. Such additional documents as may be necessary in the opinion of Secured Party to transfer to Secured Party, for the benefit of the Lenders, the title to any Collateral pledged and/or hypothecated pursuant to the Security Agreement.

                                                                       EXHIBIT 1


                                 TRUST RECEIPT



DATE: _______________ , 2001


GUARANTY BANK
8333 Douglas Avenue
11th Floor
Dallas, Texas 75225

Attn: Carolyn Eskridge

Pursuant to Paragraph 4 of the Security Agreement by and among Guaranty Bank and Preferred Home Mortgage Company, as "Debtor" (as amended, supplemented or restated from time to time, the "Security Agreement"), Debtor requests the temporary transfer of the original Mortgage Note(s) as listed below to allow Debtor to make corrections to such Mortgage Notes. We acknowledge that these Mortgage Notes are being used as Mortgage Collateral for the warehouse line of credit established by the Credit Agreement dated as of July 5, 2001 by and among Secured Party and Debtor (as amended, supplemented or restated from time to time, the "Credit Agreement").


           Obligor             Loan Amount          Collateral Value
           -------             -----------          ----------------

__________________________ __________________ _______________________________


         Debtor agrees to hold the Mortgage Notes in trust for Secured Party, as a custodian, bailee and agent for the benefit of Secured Party. Debtor agrees to do the following within ten (10) days of this date:

         (a) Return the Mortgage Notes to Secured Party, or

         (b) Pay to Secured Party the aggregate Unit Collateral Value of the Mortgage Notes.

         In the event Debtor is unable for any reason to comply with the terms of this Trust Receipt, Debtor shall immediately return the Mortgage Notes to Secured Party.

         By accepting the Mortgage Notes, Debtor shall be bound by the terms of this Trust Receipt. Secured Party requests that Debtor acknowledge the receipt of the Mortgage Notes and this Trust

Receipt by signing below. Capitalized terms not defined herein are used as defined in the Credit Agreement.


REQUESTED BY:

PREFERRED HOME MORTGAGE COMPANY


By: ________________________
    Name:
    Title:



STATE OF TEXAS              )
                            )
                            )
                            )
COUNTY OF DALLAS            )


        This instrument was ACKNOWLEDGED before me the ______ day of ______________, 200__, by ________________________________________________ of
__________________________________________________________________________, a
_______________________, on behalf of said _________________________________.


                                        ______________________________________
                                        Notary Public - State of _____________


My Commission expires:                  ______________________________________
_________________________               Printed Name of Notary

                                                                       EXHIBIT 2



                            FORM OF SHIPPING REQUEST


Date: ____________, 2001



GUARANTY BANK
8333 Douglas Avenue
Dallas, Texas 75225
Attention: Carolyn Eskridge
FAX: (214) 360-1660
Telephone: (214) 360-3357


This letter is to serve as authorization for you to endorse and ship the following loans:

        Loan Number            Obligor Name                  Note Amount
        -----------            ------------                  -----------



to the following address under Take-Out Commitment # __________________ (the "Commitment") from an Investor as follows:

NAME:
ADDRESS:

ATTENTION:

Please endorse the notes as follows:

Please ship the loan documents either by ____________ or by such other courier service as we have designated to you as "approved." The courier shall act as an independent contractor bailee acting solely on your behalf, but we acknowledge and agree that you are not responsible for any delays in shipment caused by courier or any other actions or inactions of the courier, including, without limitation, any loss of any loan documents; however, because the Commitment expires on ____________, 200__, we ask that you deliver the loan documents to the courier no later than ____________, 200__.

Please have the courier bill us by using our acct. #________. If you should have any questions, or should feel the need for additional documentation, please do not hesitate to call ___________________.



                                                PREFERRED HOME MORTGAGE COMPANY


                                                By: ___________________________
                                                    Name:
                                                    Title:

                                                                       EXHIBIT 3


                          BAILEE LETTER FOR INVESTORS



____________________                                               GUARANTY BANK
____________________                                         8333 Douglas Avenue
____________________                                         Dallas, Texas 75225
                                                     Attention: Carolyn Eskridge
                                                     Mortgage Finance Department
                                                             FAX: (214) 360-1660
                                                       Telephone: (214) 360-3357


The enclosed mortgage notes and other documents (the "COLLATERAL") as more particularly described on the attached schedule, have been assigned and pledged to GUARANTY BANK ("SECURED PARTY") as collateral under the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of July 5, 2001, between Preferred Home Mortgage Company ("BORROWER") and Secured Party.

The Collateral itself is being delivered to you for purchase. Either payment in full for the Collateral or the collateral itself must be received by Secured Party within forty-five (45) days after the date of this letter. Until that time, you are deemed to be holding the Collateral in trust as bailee for Secured Party, subject to the security interest granted Secured Party in accordance with the applicable provisions of the Uniform Commercial Code. No property interest in the Collateral is transferred to you until Secured Party receives the greater of either (i) the agreed purchase price of the Collateral or (ii) $_____________ which is the full amount of the advances under the Credit Agreement in respect of the Collateral. If you receive conflicting instructions regarding the Collateral from Borrower and Secured Party, you agree to act in accordance with Secured Party's instructions. SECURED PARTY RESERVES THE RIGHT, AT ANY TIME BEFORE IT RECEIVES FULL PAYMENT, TO NOTIFY YOU AND REQUIRE THAT YOU RETURN THE COLLATERAL TO SECURED PARTY

Payment for the Collateral must be made by wire transfer of immediately available funds to:

        GUARANTY BANK                                Account Number ____________
        Secured Party                                Attn:
        ABA Number:                                  TEL:
        Further Credit:                              FAX:

BY ACCEPTING THE COLLATERAL DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE SECURED PARTY'S BAILEE ON THE TERMS DESCRIBED IN THIS LETTER. SECURED PARTY REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED COLLATERAL AND THIS
LETTER BY SIGNING AND RETURNING TO SECURED PARTY THE ENCLOSED COPY OF THIS LETTER, BUT YOUR FAILURE TO DO SO DOES NOT NULLIFY YOUR CONSENT. If you fail to make full payment to Secured Party for it within forty-five (45) days after the date of this letter, you are instructed to return all of the Collateral to Secured Party.

This letter binds you and your successors, assigns, trustees, conservators, and receivers and inures to Secured Party, Lenders, and their respective successors and assigns.

                                   Very truly yours,

                                   GUARANTY BANK



                                   By:___________________________________
                                        Name:
                                        Title:



Acknowledged and Agreed as of _________________, 2001

[NAME OF BAILEE]

By:____________________________
    Name:
    Title:

                                                                       EXHIBIT 4


                           COLLATERAL RELEASE REQUEST


TO:      GUARANTY BANK as Secured Party                        Date:____________



1. Preferred Home Mortgage Company, hereby requests the release of the Mortgage Collateral herein specified, pursuant to Paragraph 4(f) of the Security Agreement (as amended, supplemented or restated from time to time, the "Agreement") between Debtor and Guaranty Bank ("Secured Party"), and hereby directs Secured Party, in accordance with the provisions of the Agreement and that certain Credit Agreement dated as of July 5, 2001, between Debtor and Secured Party and the Lenders named therein (as from time to time amended, supplemented or restated, the "Credit Agreement") to hold or deliver the Mortgage Collateral described on the attached schedule as directed herein. Capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined.

2.       Release Requested:

         Debtor hereby requests that Secured Party release any security interest it may have in each Mortgage Note (the "Identified Notes") described on
         Schedule I attached hereto.

3.       Delivery Instructions:

         Debtor hereby directs Secured Party to (check applicable blank):

         _______ To hold the Identified Notes pending written delivery instructions from Borrower.


         _______ To deliver the Identified Notes to the Person described in the attached instructions in accordance with the attached instructions.


4.       The undersigned officer of Debtor represents and warrants to Secured
         Party:

         (a) Debtor is entitled to receive the requested release under the terms and conditions of the Agreement and the Credit Agreement;

         (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement;

         (c) no change or event which constitutes a Material Adverse Effect has occurred; and

         (d) (i) the Collateral Value of the Borrowing Base (after giving effect to the release requested pursuant to Paragraph 2 of this Collateral Release Request) is $________

                  (ii) the Loan Balance is $_________

                  (vii) Debtor is entitled to such release. (Requirement of
                  Agreement: item (i) not less than item (ii).

5. The representations and warranties of Debtor contained in the Credit Agreement and those contained in each other Loan Document to which Debtor is a party (other than those representations and warranties which are by their terms limited to the date of the agreement in which they were initially made) are true and correct in all material respects on and as of the date hereof.

                                 PREFERRED HOME MORTGAGE COMPANY





                                 By:_____________________________________
                                      Name:______________________________
                                      Title:_____________________________

                                   SCHEDULE I

                         MORTGAGE NOTES TO BE RELEASED

                        Original
 Loan                   Principal     Collateral                             Interest     Maturity
Number      Date         Amount          Value         Maker      Payee        Rate         Date
------      ----         ------       ----------       -----      -----        ----         ----


















                        COLLATERAL DELIVERY INSTRUCTIONS

                                                                       EXHIBIT G



                         OPINION OF BORROWER'S COUNSEL

                                  July 5, 2001



Guaranty Bank
8333 Douglas Avenue
Dallas, Texas 75225


Ladies and Gentlemen:

         We have acted as special counsel to Preferred Home Mortgage Company, a Florida corporation (the "Borrower") and Engle Homes, Inc., a Florida corporation ("Guarantor") in connection with (i) the Credit Agreement, dated as of July 5, 2001 (the "Credit Agreement"), among the Borrower and Guaranty Bank, as Lender and the transactions contemplated thereby, and (ii) the Mortgage Loan Purchase and Sale Agreement by and between the Borrower, as Seller, and the Lender, as Buyer, dated as of even date with the Credit Agreement (the "Purchase Agreement") and the transactions contemplated thereby. The Borrower and the Guarantor are hereinafter collectively referred to as the "Loan Parties".

         The opinions expressed below are furnished to you pursuant to Section 3.1(a)(vi) of the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement or the Purchase Agreement and used herein shall have the meanings given to them in the Credit Agreement or the Purchase Agreement, as the case may be.

         A. BASIS OF OPINION

         In arriving at the opinions expressed below, we have examined and relied upon:

         (a) originals, or copies certified or otherwise identified to our satisfaction, of each of (1) the Credit Agreement, (2) the Note, (3) the Security Agreement, (4) the Guarantee, (5) the Purchase Agreement and (6) the MERS Agreements (the documents listed in (1) through (6) above being hereinafter referred to collectively as the "Loan Documents");

         (b) copies of such corporate documents and records of the Loan Parties, certificates of officers and representatives of certain of the Loan Parties, and such other agreements, documents, instruments and certificates of public officials and other Persons as we

Guaranty Bank
Page 2
July 5, 2001


have deemed necessary or appropriate for the purposes of rendering the opinions expressed herein; and


         (c) such matters of law as we have deemed necessary or appropriate as a basis for the opinions expressed herein.

         B. ASSUMPTIONS

         In rendering the opinions expressed below, we have assumed, with your permission, without independent investigation or inquiry, (a) the due authorization, execution and delivery of the Loan Documents by all parties to such documents (other than the Loan Parties) and that the Loan Documents are valid, binding and enforceable (subject to the limitations on enforceability of the types referred to in the qualifications below) against the parties thereto (other than the Loan Parties), (b) the legal capacity of natural persons, (c) the genuineness of all signatures on all documents that we examined, (d) the authenticity of all documents submitted to us as originals, and (e) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies.

         As to questions of fact material to the opinions hereinafter expressed, we have relied without investigation upon the representations and warranties of the Borrower and the Guarantor made in the Loan Documents. We have made no examination or investigation to verify the accuracy or completeness of any financial, accounting, or statistical information set forth in the Loan Documents or otherwise furnished to you and, accordingly, express no opinion with respect thereto.

         C. OPINIONS

         Based upon our examination and review as set forth in Section A hereof, and subject to the assumptions, exceptions, qualifications, and limitations set forth in Sections B and D hereof, we are of the opinion that:


         1. Each of Borrower and Guarantor (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida,
(b) has the corporate power and authority to conduct the business in which it is currently engaged and (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where the conduct of its business requires such qualification, except to the extent that the failure to be so qualified could not, individually or in the aggregate, have a Material Adverse Effect.

         2. Each of Borrower and Guarantor has the corporate power and authority to make, deliver and perform the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Loan Documents to which it is a party.

         3. Except for any which may have been obtained, made or taken, as the case may be, to the best of our knowledge, no consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required

Guaranty Bank
Page 3
July 5, 2001


in connection with the borrowings under the credit Agreement and the Note or with the execution, delivery, performance, validity or enforceability by each Loan Party of the Credit Agreement, the Purchase Agreement and each of the other Loan Documents.

         4. Each of the Loan Documents to which any Loan Party is a party has been duly executed and delivered on behalf of such Loan Party.

         5. Each of the Loan Documents to which any Loan Party is a party constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms.

         6. The execution and delivery of the Loan Documents, the performance by each Loan Party of its obligations thereunder, the consummation of the transactions contemplated thereby, and the compliance by the Loan Parties with any of the provisions thereof (a) will not violate any provision of the organizational documents of such Loan Party, (b) will not conflict with or constitute or result in a violation of any Law and (c) to the best of our knowledge, will not constitute or result in a breach of or a default under or result in the maturing of any Indebtedness pursuant to any indenture, mortgage, deed of trust, note or loan agreement, material license agreement, or other material agreement or instrument to which such Loan Party is a party or by which any of its properties are bound. To the best of our knowledge, no Loan Party is in default under or with respect to any obligation, which default, if not cured or waived, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         7. Except as set forth in the Disclosure Schedule to the Credit Agreement, to the best of our knowledge, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or threatened by or against any Loan Party or against any of their respective properties or revenues (a) with respect to the Credit Agreement, the Purchase Agreement or any other Loan Document, or (b) which is otherwise required to be disclosed under the Loan Documents, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         8. None of the Loan Parties is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         D. QUALIFICATIONS AND EXCEPTIONS

         The opinions rendered above are subject in all respects to the following qualifications

         1. Our opinion in paragraph 1 above, as to the due organization, valid existence and good standing of each of Borrower and Guarantor, is rendered solely in reliance on the accuracy of relevant certificates given by the Secretary of State of the State of Florida and dated June 25, 2001.

Guaranty Bank
Page 4
July 5, 2001

         2. Our opinion in paragraph 5 above, as to enforceability, is subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally.

         3. Our opinions are subject to the effect of general principles of equity (whether considered in a proceeding in equity or at law). In rendering our opinions, we have assumed that the parties to the Loan Documents will perform their obligations and exercise their rights under such documents within the standards of reasonableness, good faith and fair dealing imposed by applicable law.

         4. We express no opinion with respect to the legality, validity, binding nature, or enforceability of any of the following provisions found in the Loan Documents, if any: (1) provisions relating to waivers, precluding a party from asserting certain claims or defenses or from obtaining or exercising certain rights, releases, and remedies, or excusing a party from damages, liability, or obligations to the extent such provisions may violate public policy or otherwise violate applicable law; (ii) provisions relating to subrogation rights, delay or omission of enforcement of rights or remedies, severability, or set offs that violate applicable law; (iii) provisions obligating a party to submit to the jurisdiction or venue of any court; (iv) provisions purporting to establish evidentiary standards for suits or proceedings to enforce the Loan Documents; (v) provisions that decisions by a party are conclusive; and (vi) provisions purporting to effect the automatic service of process on any person.

         5. As used in the opinions expressed herein, the phrase "to the best of our knowledge," refers solely to the actual current knowledge of those attorneys who have given attention to the Borrower and the Guarantor in connection with the Loan Documents and does not (a) include constructive notice of matters or information, or (b) except for our conversations with certain officers of the Borrower and the Guarantor and our review of the Loan Documents and certificates of executive officers of the Borrower, imply that we have undertaken any independent investigation (i) with any persons outside of our firm, or (ii) as to the accuracy or completeness of any factual representation or other factual information made or furnished in connection with the transactions contemplated by the Loan Documents. Furthermore, such reference means only that we do not know of any fact or circumstance contradicting the statement that follows, and does not imply that we know the statement to be correct or have any basis (other than the Loan Documents) for the statement. Although we have acted as special counsel to the Borrower and the Guarantor in connection with the Loan Documents, we have not represented Borrower prior to this engagement. Consequently, there may exist matters of a legal nature involving the Borrower in connection with which we do not have knowledge.

         6. We are members of the bar of the State of Texas and we express no opinion as to the laws of any jurisdiction other than the laws of the State of Texas and the Federal laws of the United States of America. With respect to the MERS Agreements, we have assumed for all purposes herein, with your permission, that the laws of the State of Virginia and the State of New York, respectively, do not differ in any way from the laws of the State of Texas.

Guaranty Bank
Page 5
July 5, 2001

         7. This opinion letter is limited to the matters stated herein and no opinions may be implied or inferred beyond the matters expressly stated herein.

         8. The opinions expressed herein are as of the date hereof, and we assume no obligation to update or supplement such opinions to reflect any facts or circumstances that may hereafter come to our attention or any changes in law that may hereafter occur.

Guaranty Bank
Page 6
July 5, 2001

         9. This opinion has been rendered solely for your benefit and for the benefit of your Assignees in connection with the Credit Agreement and the transactions contemplated thereby and may not be used, circulated, quoted, relied upon or otherwise referred to for any other purpose without our prior written consent; provided, however, that this opinion may be delivered to your regulators, accountants, attorneys and other professional advisers and may be used in connection with any legal or regulatory proceeding relating to the subject matter of this opinion.


                                                        Very truly yours,



                                                        VINSON & ELKINS L.L.P.

                                                                       EXHIBIT H

                           BORROWING BASE CERTIFICATE

                              _____________, 200__


         Reference is made to that certain Credit Agreement dated as of July 5, 2001 (as from time to time amended, the "Agreement") by and among PREFERRED HOME MORTGAGE COMPANY ("Borrower") and GUARANTY BANK ("Lender"). Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement

         This Certificate is being furnished pursuant to Section 5.01(a)(vii) of the Agreement. Borrower hereby certifies to Lender as follows:


         i. The officer of Borrower signing this instrument is the duly elected, qualified and acting __________________ of Borrower and as such is authorized to submit this Certificate on behalf of Borrower;

         ii. As of the close of business on ________________, the Collateral Value of Borrowing Base was computed as follows:


         COLLATERAL VALUE OF THE BORROWING BASE:

         A.   Unit Collateral Value of Eligible Mortgage Loans:     $__________

              Ninety-eight percent (98%) of the least of:           $__________

              (i) the outstanding principal balance of the
              Mortgage Note constituting such Mortgage Loan;        $__________

              (ii) the actual out-of-pocket cost to Borrower of
              such Mortgage Loan minus the amount of principal
              paid under such Mortgage Loan and delivered to
              Lender for application to the prepayment of the
              Loans;                                                $__________

              (iii) the amount at which an Investor has committed
              to purchase the Mortgage Loan pursuant to a
              Take-Out Commitment not to exceed 100% of the
              original principal balance of the Mortgage Note;
              or                                                    $__________

              (iv) the Market Value of the Mortgage Note
              constituting such Mortgage Loan.                      $__________

              Total of A:                                           $__________




         B.   COLLATERAL VALUE OF THE BORROWING BASE
              TOTAL OF A                                            $__________

         C.   LOAN BALANCE                                          $__________

         E.   MAXIMUM AVAILABILITY
              UNDER THE BORROWING BASE (B-C)                        $__________




        The officer of Borrower signing this Borrowing Base Certificate certifies that, to the best of his knowledge after due inquiry, the above certifications of Borrower are true, correct and complete.



                                                PREFERRED HOME MORTGAGE COMPANY

                                                By:____________________________
                                                     Name:
                                                     Title:

                                                                       EXHIBIT I

                         CONTINUATION/CONVERSION NOTICE


         Reference is made to that certain Credit Agreement dated as of July 5, 2001 (as from time to time amended, the "Agreement"), by and among PREFERRED HOME MORTGAGE COMPANY ("Borrower") and GUARANTY BANK ("Lender"). Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

         Borrower hereby requests a Conversion or Continuation of existing Loans into a new Borrowing pursuant to Section 2.6 of the Agreement as follows:

         Existing Borrowing(s) to be continued or converted:


                  $______________ of Eurodollar Loans with Interest Period ending _______________

                  $______________ of Base Rate Loans

                  If being combined with new Loans, $______________ of new Loans to be advanced on ____________

         Aggregate amount of new Borrowing:                    $_______________

         Type of Loans in new Borrowing:                        _______________

         Date of Continuation or Conversion:                    _______________

         Length of Interest Period for Eurodollar Loans
         (1, 2 or 3 months):                                    ________ months

         To meet the conditions set out in the Agreement for such conversion/continuation, Borrower hereby represents, warrants, acknowledges, and agrees to and with Agent and each Lender that:

                  I. The officer of Borrower signing this instrument is the duly elected, qualified and acting officer of Borrower as indicated below such officer's signature hereto having all necessary authority to act for Borrower in making the request herein contained.

                  II. There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in Section 10.2 of the Agreement.

                  III. The Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for in Section
         10.2 of the Agreement. The Agreement and the other Loan Documents are hereby ratified, approved, and confirmed in all respects.

         The officer of Borrower signing this instrument hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgments, and agreements of Borrower are true, correct and complete.


         IN WITNESS WHEREOF this instrument is executed as of ______________ .



                                                PREFERRED HOME MORTGAGE COMPANY


                                                By: ___________________________
                                                    Name:
                                                    Title



                                       2